                                                                 EXHIBIT 10.21


                   TRADEMARK AND INTELLECTUAL PROPERTY RIGHTS
                   ------------------------------------------
                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

     This TRADEMARK AND INTELLECTUAL PROPERTY RIGHTS PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of this 2nd day of July, 1996 by and among SAM & LIBBY, INC., a California corporation ("Seller"), and with respect to those sections of this Agreement referenced below the signatures of each of the Shareholders (as defined below) on the signature page of this Agreement, SAMUEL L. EDELMAN, individually and as trustee of any and all trusts for which he serves as trustee which may hold shares of Seller's capital stock and have voting rights of such stock, LOUISE B. EDELMAN, individually and as trustee of any and all trusts for which she serves as trustee which may hold shares of Seller's capital stock and have voting rights of such stock, and STUART L. KREISLER individually (collectively, the "Shareholders"), and MAXWELL SHOE COMPANY INC., a Delaware corporation ("Buyer").

                                   RECITALS:

     A. Seller is the owner of each of those certain trademarks, trade names, service marks, logos and common law and similar rights used and/or registered in the United States and worldwide (the "Trademarks"), as identified on Exhibit A attached hereto.

     B. Subject to the terms and conditions set forth herein, Seller desires to sell to Buyer ownership rights to each of the Trademarks and all rights associated therewith and Buyer desires to acquire the same.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto covenant and agree as follows:

     1.  Agreement to Sell and Purchase.  On the terms and subject to the
         ------------------------------
conditions set forth in this Agreement, on the Closing Date (as defined below) the Seller shall convey, transfer, assign, sell and deliver to Buyer, and Buyer shall acquire, accept and purchase, all right, title, benefit and interest in and to the Trademarks together with the goodwill symbolized by and associated with the Trademarks.

     2.  Consideration to be Paid by Buyer.  The purchase price for the
         ---------------------------------
Trademarks shall be $5.5 million cash (the "Purchase Price"). Buyer agrees to pay: (i) on or before July 8, 1996 the amount of $200,000 (the "Initial Payment"), to be held in escrow until the Closing (as defined below) by a third person mutually satisfactory to Buyer and Seller; and (ii) at Closing (as defined below) the amount of $5.1 million, with the remaining $200,000 of the Purchase Price (the "Balance Payment") to be paid on April 30, 1997, such Balance Payment to be made only if all of Seller's and all of the Shareholders' material obligations under this Agreement have been satisfied in full. In the event Buyer does not deliver the Initial Payment into an escrow account on or
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before July 8, 1996, Buyer shall deliver the Initial Payment to Seller in full in cash on or before July 10, 1996.

     3.  No Assumption of Liabilities.  Buyer and Seller hereby acknowledge and
         ----------------------------
agree that Buyer shall not assume or be obligated to perform any liabilities or obligations of Seller, or any related or affiliated party, whether express, implied, fixed, accrued, contingent, liquidated or unliquidated, known or unknown, whether presently in existence or arising hereafter.

     4.  Closing.  The closing of the transactions herein contemplated shall,
         -------
unless another date, time or place is agreed to in writing by the parties hereto, take place at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York, no later than two business days after the shareholder meeting referred to in Section 10.1 below, but in no event later than September 4, 1996 (the "'Closing" or "Closing Date"), if all conditions to closing shall have been fulfilled on or before such date.

     5.  Method of Payment.  All funds to be delivered to Seller at Closing
         -----------------
shall be delivered by wire transfer in immediately available funds to an account of Bank of New York Financial Corporation, or its applicable affiliate ("Bank of New York"), for the benefit of Seller, which account shall be designated by Seller in writing at least two business days prior to the Closing Date. The Balance Payment to be delivered to Seller on April 30, 1997 shall be delivered by wire transfer in immediately available funds to an account of Bank of New York for the benefit of Seller, which account shall be designated by Seller in writing at least two business day prior to April 30, 1997.

     6.  Representations and Warranties of Seller.  Seller represents and
         ----------------------------------------
warrants to Buyer that:

         6.1  Organization and Good Standing.  Seller is duly organized,
              ------------------------------
validly existing and in good standing under the laws of the State of California and is qualified to do business in all jurisdictions where Seller's operations require same which would have a material impact on any of the Transactions (as defined below).

         6.2  Authorization of Agreement.  Subject to obtaining any required
              --------------------------
approval of the holders of the shares of capital stock of Seller, Seller has, and has obtained, all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Subject to obtaining any required approval of the holders of capital stock of Seller, this Agreement and all other agreements and instruments to be executed by Seller in connection herewith have been (or upon execution will have been) duly executed and delivered by Seller, have been effectively authorized by all necessary action, corporate or otherwise, and constitute (or upon execution will constitute) legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally.

         6.3  Title to Trademarks.  Except as set forth on Schedule 6.3, Seller
              -------------------
has full and unrestricted title in all jurisdictions as set forth on Exhibit A to each of the Trademarks, free and clear of any liens, mortgages, encumbrances, security interests or third party claims of any kind ("Liens") and at Closing Buyer shall own in fee undisputed and unrestricted title to the Trademarks, free and clear of any and all Liens.

          6.4  Agreement Not in Breach of Other Instruments.  Subject to the
               --------------------------------------------
consent of Bank of New York, the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which Seller is a party or by which it is bound, Seller's Articles of Incorporation or bylaws, any judgment, decree, order or award of any court, governmental body or arbitrator, or any law, rule or regulation applicable to Seller or the Trademarks.

          6.5  Consents of Third Parties and Regulatory Approval.  Except for
               -------------------------------------------------
the consent of Bank of New York, and the approval by Seller's shareholders, no consents of any third parties are required to consummate the transactions contemplated by this Agreement. No consent, approval, authorization, order, registration, qualification or filing of or with any court or any regulatory authority or any other governmental or administrative body is required on the part of Seller for the consummation by it of the transactions contemplated by this Agreement.

          6.6  The Trademarks.  Exhibit A to this Agreement is a schedule of all
               --------------
the Trademarks, their registrations owned or utilized by Seller, and pending applications therefor, or in which Seller has any rights or licenses worldwide, together with the current status and a brief description of each. All Trademarks, registrations and applications listed on Exhibit A to this Agreement are valid, enforceable and subsisting, and have not been abandoned or canceled and have not expired. Seller has full title and ownership in and rights to utilize all the Trademarks necessary for or used in its business as now or previously conducted without any infringement of the rights of others. Seller has not received any communications nor is it aware of any entity alleging that Seller has infringed upon or, by conducting its business as currently conducted, would infringe upon, nor is Seller aware that by conducting Seller's business Seller would infringe upon any intellectual property right of any other person or entity. Seller is not aware of any infringement of the Trademarks by third parties and Seller has used and uses its commercially reasonable best efforts to prevent any infringement of the Trademarks by third parties. None of the Trademarks is the subject of, or will be affected by, any existing action, proceeding, claim, demand or judgment to which Seller is a party or of which it is aware, the outcome of which could impair Buyer's ability to use the Trademarks in an unrestricted fashion. Except as set forth in Exhibit A and
Schedule 6.3 and except as contemplated by Section 9.1 of this Agreement, Seller is not a party to any license, agreement or arrangement, whether as licensor, licensee, franchisor, franchisee or otherwise, with respect to the Trademarks or applications for them. Seller owns or holds adequate licenses or other rights to use all of the Trademarks necessary for its business as now conducted by Seller, and that use does not, and will not violate any rights of others.
Seller has the power, right and authority to sell to Buyer all of the Trademarks and all such licenses or other rights.

          6.7  Disclosure.  The information provided by Seller in this Agreement
               ----------
does not and will not, to Seller's knowledge, contain an untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances under which they are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available by Seller to Buyer pursuant hereto were or will be, to Seller's knowledge, complete and accurate records of such documents.

     7.  Representation and Warranty of the Shareholders.  Each of the
         -----------------------------------------------
Shareholders represents and warrants to Buyer that:

          7.1  Ability to Vote Stock Without Restriction.  Such Shareholder has
               -----------------------------------------
the absolute right or obligation, without any restrictions whatsoever, as of the date hereof, and will have such right or obligation at the shareholder meeting referenced in Section 10.1 below, to vote the number of shares of capital stock of Seller held by such Shareholder, as set forth below such Shareholder's signature on the signature page of this Agreement, in favor of the Transactions, as defined below. Each such Shareholder's shares of capital stock of Seller are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding which prohibits such vote, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting of such Shareholder's shares, except as contemplated by Section 10.5 of this Agreement.

     8.  Representations and Warranties of Buyer.  Buyer represents and warrants
         ---------------------------------------
to Seller that:

          8.1  Organization and Good Standing.  Buyer is duly organized, validly
               ------------------------------
existing and in good standing under the laws of the State of Delaware and is qualified to do business in all jurisdictions where Buyer's operations require same.

          8.2  Authorization of Agreement.  Buyer has all requisite corporate
               --------------------------
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements herein contemplated to be executed by Buyer in connection herewith have been (or upon execution will have been) duly executed and delivered by Buyer, have been effectively authorized by all necessary action, corporate or otherwise, and constitute (or upon execution will constitute) legal, valid and binding obligations of Buyer.

     9.  Certain Understandings and Agreements of the Parties.
         ----------------------------------------------------

          9.1  License to Seller.
               -----------------

               (a) On the Closing Date, Buyer agrees to license to Seller, for the consideration of $1.00 payable to Buyer at Closing, the Trademarks listed in Exhibit B to this Agreement (the "License") for the sole purpose to allow Seller to: (i) sell its existing inventory as listed in Exhibit C to this Agreement (the "Inventory"); and (ii) fill its customer orders outstanding as of the Closing Date and as shown in Exhibit D to this Agreement from those purchase orders as shown in Exhibit C to this Agreement. The License shall be effective for the period commencing from the Closing Date through and including April 30, 1997. In the event Seller has not sold and shipped the Inventory to independent third parties on or before April 30, 1997, Seller agrees to remove or cause to be completely illegible any and all Trademarks from or on the remaining Inventory. Seller agrees that the quality of any and all goods and products Seller may manufacture pursuant to this Section 9.1(a) shall be the same or at least as good as the quality of similar goods and products manufactured by Seller prior and up to the date hereof.

               (b) Buyer and Seller agree that any proceeds derived from Seller's sale of the Inventory and from the filling of outstanding orders pursuant to Section 9.1(a) above shall belong to Seller.

               (c) Seller shall provide to Buyer within 15 days after the end of each month a written report containing inventory of footwear held or owned by Seller containing any Trademarks (by units and cost), inventory received during the month, shipments made by Seller of any such footwear during the prior month, to whom such footwear was sold and the prices for which such footwear was sold.

          9.2  Manufacture and Importation of Goods.  Except as set forth in
               ------------------------------------
Section 9.1(a), Seller agrees that after the Closing Date, it will not import nor manufacture domestically, nor market, sell or distribute, any goods or other products which bear, mention or note any of the Trademarks on such goods or products.

          9.3  Las Vegas Shoe Show.  Buyer agrees to reimburse Seller, on the
               -------------------
Closing Date, the amount of $11,500, which represents the amount Seller has paid as a deposit for reservation of show space (the "Show Space") at the Western Shoe Association show in Las Vegas, Nevada in August 1996 (the "WSA Show"). In the event the Show Space may not be rented by Buyer, Seller agrees to act as Buyer's agent for purposes of renting the Show Space at the WSA Show for Buyer's use. In any event, Buyer and Seller agree that Buyer shall have use of and entitlement to the Show Space without interference by Seller at the WSA Show.

          9.4  Prototype Samples Expense.  Buyer agrees to reimburse Seller at
               -------------------------
Closing for Seller's Spring 1997 prototype samples expense which have been invoiced and paid by Seller in an amount not to exceed $17,000.

          9.5  Advertising and Point-of-Purchase Materials.  Buyer and Seller
               -------------------------------------------
agree that all advertising, in-store point-of-purchase and promotional materials and displays located in all retail customer locations and Seller-owned retail locations shall belong solely to Buyer as of the Closing Date. In addition, Seller agrees to sell to Buyer at the Closing, at Buyer's option, point of purchase items, if Buyer desires to purchase such items, located in Seller's warehouse in Harrisburg, Pennsylvania, on which items any of the Trademarks appear, for a purchase price equivalent to 50% of Seller's cost of such items.

          9.6  Publicity.  Buyer, on the one hand, and Seller and the
               ---------
Shareholders, on the other hand, agree that until Closing, no public release or announcement concerning the transactions contemplated hereby shall be issued by either party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

          9.7   Consent of Bank of New York.  Between the date hereof and the
                ---------------------------
Closing Date, Seller shall use all reasonable efforts to obtain the written consent of Bank of New York to all the transactions contemplated by this Agreement.

          9.8   Recording of Buyer's Ownership Interest in Trademarks.  Buyer
                -----------------------------------------------------
shall assume all obligations and bear all costs associated with recording its ownership interest in the Trademarks. Seller shall execute and deliver to Buyer, at Buyer's expense, such instruments of sale, transfer, conveyance, assignment and delivery in recordable form, and consents, assurances, powers of attorney and other instruments as may be reasonably requested by counsel for Buyer in order to record with any government authority the transfer of ownership in the Trademarks from Seller to Buyer and to reflect termination of Seller's interest in the Trademarks, and Seller shall cause to be executed and delivered to Buyer, at Seller's cost, such releases and third party consents as may be reasonably necessary to deliver to Buyer all right, title and interest of Seller in and to the Trademarks free and clear of all Liens.

          9.9   Further Assurances.  From time to time after the Closing, Seller
                ------------------
will execute and deliver to Buyer such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be reasonably requested by counsel for Buyer in order to vest in Buyer all right, title and interest of Seller in and to the Trademarks free and clear of all Liens and otherwise in order to carry out the purpose and intent of this Agreement.

          9.10  Use of Certain Names.  Each of Buyer and Seller agrees that
                --------------------
after July 25, 1996, neither will in any way utilize or display either of the names "Sam Edelman" or "Libby Edelman," or any names similar to such names, in or on any product of Buyer or Seller. Each of Samuel L. Edelman and Louise B. Edelman agree not to use either of the names "Sam Edelman" or "Libby Edelman," or any names similar to such names, appearing in or on any footwear product or apparel product for three years from July 25, 1996.

          9.11  Removal of Trade Names and Trademarks.  Except as authorized by
                -------------------------------------
Section 9.1(a), Seller agrees to remove or cease to use, within one week of the Closing Date, any and all of the Trademarks which appear: (i) on all showrooms wherever located; (ii) in Seller's retail store located in Vacaville, California; and (iii) on all letterhead, business cards, billing statements, invoices and all other documents of any nature (except for stock certificates outstanding as of the Closing Date). Seller further agrees to remove on or before December 31, 1996, any and all of the Trademarks which appear in Seller's retail store located in the Beverly Center shopping center in Los Angeles, California (the "Beverly Center Store"). Seller also agrees to refrain from answering telephones with the name of any of the Trademarks or otherwise holding itself out as in any way associated with the Trademarks.

          9.12  Seller's Sales Representatives and Employees.  Buyer and Seller
                --------------------------------------------
agree that from the date hereof, Buyer shall have the right to communicate with and solicit Seller's sales representatives and Seller's employees to discuss the possibility of such persons being employed by or representing Buyer.

          9.13  Reimbursement for Sales Commissions.  Buyer agrees to reimburse
                -----------------------------------
Seller, at the Closing, an aggregate amount of $35,000 for sales commissions Seller has paid to its independent sales representatives during the month of June 1996.

          9.14  Survival of Representations and Warranties.  Buyer, Seller and
                ------------------------------------------
the Shareholders agree that the respective representations and warranties contained in this Agreement shall terminate on the second anniversary of the Closing Date.

     10.  Covenants.
          ---------

          10.1  Shareholder Meeting and Board Recommendation.  Seller shall
                --------------------------------------------
schedule a meeting of its shareholders to be held no later than August 30, 1996, for the purpose of approving the transactions contemplated by this Agreement (the "Transactions"), and Seller's Board of Directors shall file with the Securities and Exchange Commission (the "SEC"), and shall solicit proxies through, a proxy statement, a preliminary filing of which shall be filed with the SEC on or before July 19, 1996, and which shall be mailed to Seller's shareholders as soon as possible after completion of SEC review and Seller's responses thereto, if any, of the preliminary proxy statement, and which proxy statement shall recommend to Seller's shareholders approval of the Transactions.

          10.2  Maintenance of Business.  During the period from the date hereof
                -----------------------
to the Closing Date, Seller will carry on its business in the ordinary course and in substantially the same manner as it has prior to the date of this Agreement and agrees not to enter into any material agreements with respect to the Trademarks or take any other significant actions with respect to the Trademarks without the prior written consent of Buyer.

          10.3  Other Discussions.  From and after the date of this Agreement
                -----------------
until the Closing or this Agreement is terminated in accordance with its terms, neither Seller nor any of its officers, directors, agents or representatives (including the Shareholders) will initiate discussions, solicit or negotiate (including providing any non-public information concerning its business), or authorize any person or entity to discuss, solicit or negotiate on its or their behalf, with any other party concerning the possible sale or disposition of all or substantially all of Seller's business, assets or capital stock or the Trademarks. Seller will immediately notify Buyer, however, if any offer is received from a potential purchaser or of any discussions with a potential purchaser regarding the Trademarks or the capital stock of Seller or any of its assets outside the ordinary course.

          10.4  Best Efforts.  Each party will use its reasonable best efforts
                ------------
to cause all conditions to the Closing to be satisfied as soon as practicable. Each party shall use its reasonable best efforts to obtain any consents necessary or desirable in connection with the consummation of the transactions contemplated by this Agreement, and in particular Seller shall use all reasonable efforts to obtain the consent of Bank of New York.

          10.5  Shareholder Vote.  Each of the Shareholders, individually and in
                ----------------
all other capacities, as Trustee or otherwise, agrees to vote all of the shares of capital stock of Seller held of record or beneficially by them in favor of the Transactions. Seller will provide to all holders of its capital stock entitled to vote upon or consent to the Transactions such information as is necessary to satisfy all requirements of applicable federal and state securities laws and California corporate law in connection with the submission of the Transactions to such shareholders for their approval. This Section 10.5 shall constitute the written instructions by each of the Shareholders to each of the other Shareholders to vote their respective shares of capital stock of Seller in favor of the Transactions as required or contemplated by any agreements by and among or between the Shareholders.

          10.6  Additional Share Issuances.  Seller agrees that it shall not
                --------------------------
issue any capital stock or securities convertible into capital stock ("Seller's Securities") between the date hereof and the Closing Date if the issuance of such Seller's Securities would cause the aggregate number of shares of capital stock of Seller held by the Shareholders (without including the affirmative vote of shares of Seller's capital stock not held by the Shareholders (other than those shareholders of Seller referred to in Section 10.9 below)) to represent less than the requisite number of voting securities of Seller required to approve the Transactions under applicable law at the shareholder meeting referred to in Section 10.1 above.

          10.7  Transfer of Shares by Shareholders.  Each of the Shareholders
                ----------------------------------
individually and in all other capacities, as trustee or otherwise, agrees that he or she will not sell or otherwise transfer any of the shares of Seller's capital stock held by him or her between the date hereof and the Closing Date unless the purchaser or transferee of such shares agrees in writing, in a form reasonably satisfactory to Buyer and its counsel, to vote all of such shares of capital stock of Seller in favor of the Transactions at the shareholder meeting referred to in Section 10.1 above.

          10.8  Access to Information.  Buyer will have reasonable access to the
                ---------------------
facilities, employees and records of Seller; provided, however, in no event shall such access be permitted to interfere with the day to day operations of Seller.

          10.9  Agreement to Vote Shares by Shareholders Receiving Seller's
                -----------------------------------------------------------
Stock in Exchange for Debt of Seller.  Seller agrees to provide to Buyer, no
------------------------------------
later than July 9, 1996, in a form reasonably satisfactory to Buyer and Buyer's counsel, a written agreement from those holders of Seller's capital stock whose shares are necessary, when aggregated with the Shareholders' shares, to constitute the requisite number of voting securities of Seller required to approve the Transactions under applicable law, to the effect that such holders will vote in favor of and will approve the Transactions at the shareholder meeting referred to in Section 10.1 above. It is contemplated that the agreement referred to in the previous sentence will be executed and delivered by persons who have recently or will become shareholders of Seller by virtue of their exchanging debt obligations owed to them by Seller for Seller's common stock.

     11.  Conditions to Closing.
          ---------------------

          11.1 The obligations of Buyer and Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of all of the following conditions:

               (a) No Action or Proceeding.  No claim, action, suit,
                   -----------------------
          investigation or other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the Transactions or the obtaining of material damages or other relief in connection therewith.

               (b) Compliance with Law.  There shall have been obtained all
                   -------------------
          permits, approvals and consents of all governmental bodies or agencies which counsel for Buyer or for Seller may reasonably deem necessary or appropriate so that consummation of the Transactions will be in compliance with applicable laws.

          11.2 The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to Closing, of all of the following conditions (any one or more of which conditions may be waived within the sole and absolute discretion of Buyer, provided, however, that no such waiver of any condition constitutes a waiver by Buyer of any of its other rights or remedies, at law or equity, in the event Seller or any of the Shareholders breaches this Agreement):

               (a) Bank of New York Consent.  The consent of Bank of New York
                   ------------------------
          shall have been obtained in written instruments reasonably satisfactory to Buyer.

               (b) Removal of Liens Filed or Recorded Against Seller.  Any and
                   -------------------------------------------------
          all documents recorded or filed against Seller or the Trademarks pursuant to the terms of the documents of Bank of New York reflecting Seller as debtor or reflecting Liens placed on or against the Trademarks shall be terminated or modified to delete any reference to Seller or the Trademarks, effective as of the Closing Date.

               (c) Secretary's Certificate.  Buyer shall have received from the
                   -----------------------
          Secretary of Seller a certificate, dated the Closing Date, to the effect that resolutions of Seller's Board of Directors authorizing the Transactions have been duly and validly adopted and remain in full force, and certifying as to the incumbency of the officer of Seller executing this Agreement.

               (d) Shareholder Approval.  Seller shall have received the valid
                   --------------------
          approval by Seller's shareholders of the Transactions.

               (e) Board of Directors Approval.  Buyer's Board of Directors
                   ---------------------------
          shall have approved the Transactions.

               (f) Change in Names.  Seller shall have prepared and delivered to
                   ---------------
          Buyer for filing with the appropriate governmental or other authorities the necessary documents and instruments with instructions permitting Buyer to file such documents and instruments in order to change the names of the following corporations or entities: Sam & Libby, Inc., Sam & Libby (HK) Limited, Sam & Libby Brazil and Sam & Libby Outlets, Inc. such that the new names of such corporations or entities shall not resemble the current names or contain in any way any of the Trademarks as listed in Exhibit A to this Agreement.

               (g) Agreements Not to Compete.  Each of Samuel L. Edelman and
                   -------------------------
          Louise B. Edelman shall have entered into non-compete agreements, substantially in the form of Exhibit E to this Agreement (each a "Non-Compete Agreement"), with Buyer, which agreements shall provide, among other things, that each of Samuel L. Edelman and Louise B. Edelman's ability to participate actively in the branded footwear business from the date hereof through December 31, 1996 shall be restricted to certain conditions enumerated therein.

               (h) Opinion of Seller's Trademark Counsel.  Buyer shall receive
                   -------------------------------------
          at the Closing an opinion of Peter M. Eichler of the law firm Troop Meisinger Steuber & Pasich, LLP, special trademark counsel to Seller, that Seller owns all right, title and interest in and to the Trademarks as described in Exhibit A to this Agreement, that such counsel is not aware of any claim to the contrary or any challenge by any person or entity to the rights of Seller with respect to the foregoing and that upon consummation of the Transactions Buyer shall own and be vested with all right, title and interest in and to the Trademarks, free and clear of all Liens.

               (i) Opinion of Seller's Counsel.  Buyer shall receive at the
                   ---------------------------
          Closing:

                    (x) an opinion of Wilson, Sonsini, Goodrich & Rosati, corporate counsel to Seller, in form and substance satisfactory to counsel for Buyer, to the effect that: (A) Seller is a corporation duly incorporated and validly existing in good standing under the laws of the State of California; (B) Seller has the requisite corporate power and authority to enter into and carry out the Transactions; (C) the execution and delivery by Seller of this Agreement, and the performance by Seller of its obligations under this Agreement, have been duly authorized by all necessary corporate action on the part of Seller; and (D) the execution, delivery or performance of this Agreement by Seller will not (1) conflict with or violate the Articles of Incorporation or the Bylaws of Seller; (2) conflict with, result in a material breach of or a material default under any material agreements of Seller known to such counsel; or (3) violate or contravene any United States federal or California state law, statute, rule or regulation applicable to Seller or result in or require the creation or imposition of any lien on any properties or revenues of Seller; and

                    (y) an opinion of Kaufmann, Feiner, Yamin, Gildin & Robbins LLP, counsel to Seller, in form and substance satisfactory to counsel for Buyer, to the effect that: (A) this Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally or by general principles of equity, whether considered in a proceeding in equity or at law; and (B) the execution, delivery or performance of this Agreement by Seller will not: (1) conflict with, result in a material breach of or a material default under any material agreements of Seller known to such counsel; or (2) violate or contravene any United States federal or New York state law, statute, rule or regulation applicable to Seller or result in or require the creation or imposition of any lien on any properties or revenues of Seller.

               (j) Representations and Warranties of Seller True.  Each of the
                   ---------------------------------------------
          representations and warranties of Seller contained in this Agreement or in any document delivered pursuant hereto shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date.

               (k) Representation and Warranty of Shareholders True.  The
                   ------------------------------------------------
          representation and warranty of each of the Shareholders contained in
          Section 7.1 shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date.

               (l) Delivery of Trademark Assignments.  Seller shall have
                   ---------------------------------
          delivered to Buyer in recordable form assignments of the Trademarks, which assignments shall have been executed and acknowledged by Seller, as well as any and all other documents and instruments reasonably necessary to transfer title and interest in and to the Trademarks, free and clear of all Liens, to Buyer and to consummate the transactions contemplated herein.

               (m) Agreement to Vote Shares.  Buyer shall have received, no
                   ------------------------
          later than July 9, 1996, the agreements required by Section 10.9 above.

          11.3 The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to Closing, of all of the following conditions (any one or more of which conditions may be waived within the sole and absolute discretion of Seller, provided, however, that no such waiver of any condition constitutes a waiver by Seller of any of its other rights or remedies, at law or equity, in the event Buyer breaches this Agreement):

               (a) Representations and Warranties True.  Each of the
                   -----------------------------------
          representations and warranties of Buyer contained in this Agreement or in any document delivered pursuant hereto shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date.

     12.  Indemnification.  For purposes of this Section 12, "Affiliate" of a
          ---------------
party shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such party.

          12.1   Indemnification by Seller.
                 -------------------------

          (a) Seller shall, for a period of two years from and including the date hereof, indemnify and hold harmless Buyer and each of its Affiliates, directors, officers, employees, attorneys, agents and representatives (collectively, the "Affiliated Parties") in respect of any and all claims, losses, damages, liabilities, declines in value, penalties, interest, costs and expenses (including, without limitation, any attorneys', accountants' and consultants' reasonable fees and other expenses) reasonably incurred by Buyer or its respective Affiliated Parties, together with interest on cash disbursements in connection therewith, at an annual rate equal to the prime rate as reported by the Bank of Boston (the "Prime Rate") then in effect, from the date such cash disbursements were made by Buyer or any of its Affiliated Parties until paid by Seller, in connection with each and all of the following:

          (i) Any breach of any representation or warranty made by Seller in this Agreement or pursuant hereto, which relates to, is associated with or arises from any matter related to those Trademarks relating to footwear or apparel (the "Footwear and Apparel Trademarks");

          (ii) Any misrepresentation contained in any written statement or certificate furnished by Seller pursuant to this Agreement, which relates to, is associated with or arises from any matter related to the Footwear and Apparel Trademarks; or

          (iii) Any breach of any covenant, agreement or obligation of Seller contained in this Agreement or any other instrument delivered in connection with this Agreement, which relates to, is associated with or arises from any matter related to the Footwear and Apparel Trademarks.

          (b) Seller shall, for a period of two years from and including the date hereof, indemnify and hold harmless Buyer and each of its Affiliates, directors, officers, employees, attorneys, agents and representatives (collectively, the "Affiliated Parties") in respect of any and all costs and expenses actually expended (including, without limitation, any reasonable attorneys' fees and such other reasonable and necessary costs and expenses), excluding any and all incidental and/or consequential damages of any nature, together with interest on cash disbursements in connection therewith, at an annual rate equal to the Prime Rate then in effect, from the date such cash disbursements were made by Buyer or any of its Affiliated Parties until paid by Seller, incurred by Buyer or its respective Affiliated Parties, arising out of all claims, losses, damages, liabilities, penalties and interest, excluding any and all incidental and/or consequential damages of any nature, in connection with each and all of the following (except to the extent covered by Section 12.1(a) above):

          (i) Any breach of any representation or warranty made by Seller in this Agreement or pursuant hereto;

          (ii) Any misrepresentation contained in any written statement or certificate furnished by Seller pursuant to this Agreement; or

          (iii) Any breach of any covenant, agreement or obligation of Seller contained in this Agreement or any other instrument delivered in connection with this Agreement.

          (c) No claim, demand, suit or cause of action shall be brought against Seller under this Section 12.1 unless and until the aggregate amount of claims against Seller under this Agreement exceeds $50,000, in which event Buyer shall be entitled to indemnification from Seller for all claims hereunder relating back to the first dollar, provided further, however, that Seller's liability shall in no event exceed the Purchase Price.

          (d) As used in this Section 12.1, any reference to Trademarks relating to apparel shall only mean junior sportswear apparel as previously marketed by Seller.

          12.2  Indemnification by Shareholders.  Each Shareholder shall, for a
                -------------------------------
period of two years from and including the date hereof, indemnify and hold harmless Buyer and each of its Affiliates, directors, officers, employees, attorneys, agents and representatives (collectively, the "Affiliated Parties") in respect of any and all costs and expenses actually expended (including, without limitation, any reasonable attorneys' fees and such other reasonable and necessary costs and expenses), excluding any and all incidental and/or consequential damages of any nature, together with interest on cash disbursements in connection therewith, at an annual rate equal to the Prime Rate then in effect, from the date that such cash disbursements were made by Buyer or any of its Affiliated Parties, until paid by such Shareholder, incurred by Buyer or its respective Affiliated Parties, arising out of all claims, losses, damages, liabilities, penalties and interest, excluding any and all incidental and/or consequential damages of any nature, in connection with each and all of the following:

          (a)   Any breach of Section 7.1 of this Agreement by such Shareholder;

          (b)   Any breach of Sections 9.6 (in his or her individual capacity),
10.3 (in his or her individual capacity), 10.5 or 10.7 of this Agreement by such Shareholder; or

          (c) As to Samuel L. Edelman and Louise B. Edelman only, any breach of Section 9.10 of this Agreement.

          No claim, demand, suit or cause of action shall be brought against such Shareholder under this Section 12.2 unless and until the aggregate amount of claims against all Shareholders under this Agreement and the Non-Compete Agreements exceeds $50,000, in which event Buyer shall be entitled to indemnification from such Shareholder for all claims hereunder relating back to the first dollar, provided, however, that the Shareholders' aggregate liability with respect to breaches of Sections 7.1, 9.10, 10.5 and 10.7 shall in no event exceed the Purchase Price, and provided, further, the Shareholders' aggregate liability with respect to breaches of Sections 9.6 and 10.3 shall in no event exceed $1,000,000.

          12.3  Indemnification by Buyer.  Buyer shall, for a period of two
                ------------------------
years from and including the date hereof, indemnify and hold harmless Seller and each of its Affiliates, directors, officers, employees, attorneys, agents and representatives (collectively, the "Affiliated Parties") in respect of any and all costs and expenses actually expended (including, without limitation, any reasonable attorneys' fees and such other reasonable and necessary costs and expenses), excluding any and all incidental and/or consequential damages of any nature, together with interest on cash disbursements in connection therewith, at an annual rate equal to the Prime Rate then in effect, from the date that such cash disbursements were made by Seller or any of its Affiliated Parties, until paid by Buyer, incurred by Seller or its respective Affiliated Parties, arising out of all claims, losses, damages, liabilities, penalties and interest, excluding any and all incidental and/or consequential damages of any nature, in connection with each and all of the following:

          (a) Any breach of any representation or warranty made by Buyer in this Agreement or pursuant hereto;

          (b) Any breach of any covenant, agreement or obligation of Buyer contained in this Agreement or any other instrument contemplated by this Agreement; or

          (c) Any misrepresentation contained in any statement or certificate furnished by Buyer pursuant to this Agreement or in connection with the Transactions.

          No claim, demand, suit or cause of action shall be brought against Buyer under this Section 12.3 unless and until the aggregate amount of claims against Buyer under this Agreement exceeds $50,000, in which event Seller shall be entitled to indemnification from Buyer for all claims hereunder relating back to the first dollar, provided further, however, that Buyer's liability shall in no event exceed the Purchase Price.

     12.4  Maximum Damages.  Buyer, Shareholders and Seller agree that:
           ---------------

     (a) Subject to the provisions of Section 12.2 with respect to lower maximum amounts of damages, damages in the aggregate to be paid by Seller and/or any one or more Shareholders in any capacity, as the case may be, to Buyer under Sections 12.1 and/or 12.2 hereof and under Section 2 of the Non-Compete Agreement shall in no event exceed Five Million Five Hundred Thousand Dollars ($5,500,000) for any and all claims under this Agreement of any and all natures, so that the maximum amount which shall be paid to Buyer from Seller and all Shareholders under Sections 12.1 and 12.2 in any capacity and pursuant to this Agreement and all Non-Compete Agreements shall not exceed Five Million Five Hundred Thousand Dollars ($5,500,000).

     (b) Any sums paid to Buyer under the provisions of Section 2 of the Non-Compete Agreement shall be applied to reduce the maximum amount of liability of Seller and/or any one or more Shareholders in any capacity, as the case may be, under Sections 12.1 and/or 12.2 hereof, as the case may be;

     (c) Any sums paid by Seller and/or any one or more Shareholders in any capacity, as the case may be, to Buyer under Section 12.1 and/or 12.2 of this Agreement shall be applied to reduce the maximum liability under Section 2 of the Non-Compete Agreement; and

     (d) Damages to be paid by Buyer to Seller under Section 12.3 hereof shall, in the aggregate, in no event exceed Five Million Five Hundred Thousand Dollars ($5,500,000) for any and all claims under this Agreement of any and all natures.

     13.  Miscellaneous.
          -------------

          13.1  Notices.  All notices, requests, demands and other
                -------
communications hereunder shall be in writing and shall be deemed given on the next business day if delivered personally or by telecopier (with a confirming copy sent via Federal Express or other international courier) to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

     If to Buyer:                Maxwell Shoe Company Inc.
     -----------                 101 Sprague Street
                                 Hyde Park (Boston), Massachusetts 02136
                                 Attention:  Mark J. Cocozza, President
                                 Facsimile:  (617) 364-9058
                                 Telephone:  (617) 333-4028

     With a concurrent copy to:  Gibson, Dunn & Crutcher LLP
                                 333 South Grand Avenue
                                 Los Angeles, California  90071
                                 Attention:  Jonathan K. Layne, Esq.
                                 Facsimile:  (213) 229-7520
                                 Telephone:  (213) 229-7141

     If to Seller:               Sam & Libby, Inc.
     ------------                58 West 40th Street
                                 New York, New York 10018
                                 Attention:  Kenneth Sitomer,
                                 Chief Operating Officer and Chief Financial
                                 Officer
                                 Facsimile:  (212) 944-4837
                                 Telephone:  (212) 782-4830

     With a concurrent copy to:  Kaufmann, Feiner, Yamin, Gildin & Robbins LLP
                                 777 3rd Avenue, 24th Floor
                                 New York, New York  10017
                                 Attention:  Michael Yamin, Esq.
                                 Facsimile:  (212) 755-3174
                                 Telephone:  (212) 755-3100

                                 and

                                 Wilson, Sonsini, Goodrich & Rosati
                                 650 Page Mill Road
                                 Palo Alto, California  94304
                                 Attention:  Steven L. Berson, Esq.
                                 Facsimile:  (415) 493-6811
                                 Telephone:  (415) 493-9300


     If to Shareholders:         Sam Edelman
     ------------------          212 Mount Holly Road
                                 Katonah, New York  10536
                                 Facsimile:  (914) 232-7901
                                 Telephone:  (914) 232-6690

     With a concurrent copy to:  Kaufmann, Feiner, Yamin, Gildin & Robbins LLP
                                 777 3rd Avenue, 24th Floor
                                 New York, New York  10017
                                 Attention:  Michael Yamin, Esq.
                                 Facsimile:  (212) 755-3174
                                 Telephone:  (212) 755-3100

                                 and

                                 Wilson, Sonsini, Goodrich & Rosati
                                 650 Page Mill Road
                                 Palo Alto, California  94304
                                 Attention:  Steven L. Berson, Esq.
                                 Facsimile:  (415) 493-6811
                                 Telephone:  (415) 493-9300

          13.2  Assignability and Parties in Interest.
                -------------------------------------

          (a) This Agreement shall not be assignable by either Buyer or Seller except that Buyer may assign its rights hereunder to, and have its obligations hereunder assumed by, a wholly-owned subsidiary of Buyer without releasing Buyer. This Agreement shall inure to the benefit of and be binding upon Buyer and Seller and their respective permitted successors and assigns.

          (b) This Agreement shall inure to the benefit of and be binding upon each of the Shareholders and their respective permitted successors and assigns.

          13.3  Counterparts; Fax.  This Agreement may be executed by fax and
                -----------------
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

          13.4  Financing.  The transactions contemplated by this Agreement are
                ---------
not subject to any financing contingency on the part of Buyer.

          13.5  Certain Taxes.  Except for those costs specifically noted in
                -------------
Section 9.8, all sales, value added, use, transfer, registration, stamp and similar taxes imposed in connection with the sale of the Trademarks shall be borne by Seller.

          13.6  Complete Agreement.  This Agreement, together with all Schedules
                ------------------
and Exhibits A, B, C, D and E hereto, and any documents delivered or to be delivered pursuant to this Agreement contain or will contain the entire agreement among the parties hereto with respect to the transactions contemplated herein and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

          13.7  Modifications, Amendments and Waivers.  None of the terms or
                -------------------------------------
provisions of this Agreement may be modified, amended or waived, except by a written instrument executed by the parties.

          13.8  Interpretation.  The headings contained in this Agreement are
                --------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.9  Severability.  Any provision of this Agreement which is invalid,
                ------------
illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

          13.10 Expenses.  Buyer, on the one hand, and Seller and the
                --------
Shareholders, on the other hand, will pay their own costs and expenses related to the negotiation, preparation and execution of this Agreement and the transactions contemplated thereby, including, but not limited to, any fairness opinion Seller may receive in connection with the Transactions.

          13.11 Termination by Mutual Consent.  At any time prior to the
                -----------------------------
Closing, this Agreement may be terminated by the mutual written consent of the parties.

          13.12 Injunctive Relief.
                -----------------

          (a) The parties acknowledge and agree that monetary damages are inadequate and insufficient to fully recompense Buyer for any breaches of this Agreement by Seller or the Shareholders, and therefore, the parties stipulate that Buyer shall be entitled to injunctive relief, specific performance and/or any other appropriate remedy for any breaches by Seller or the

Shareholders of this Agreement, including, but not limited to, breaches of Sections 9.1, 9.2, 9.5, 9.10, 9.11 and 10.5 of this Agreement.

          (b) The parties acknowledge and agree that monetary damages are inadequate and insufficient to fully recompense Seller for a breach of Sections 9.1(a) and/or 9.10 of this Agreement by Buyer, and therefore, Buyer and Seller stipulate that Seller shall be entitled to injunctive relief, specific performance and/or any other appropriate remedy for a breach by Buyer of Sections 9.1(a) and/or 9.10 of this Agreement.

          13.13 Governing Law.  This Agreement shall be governed by, and
                -------------
construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of New York.

          13.14 Arbitration.  Any controversy, dispute or claim based upon,
                -----------
arising out of, in connection with, or in relation to, the Transactions, or based upon any interpretation of, this Agreement, shall be settled, at the written request of any party, by final and binding arbitration conducted in the city of New York, New York. The arbitration shall be conducted by JAMS/Endispute, in accordance with its then existing rules for commercial arbitration. Judgment upon any award rendered by the arbitrator shall be final and binding with no rights of appeal and may be entered by any State or Federal court having jurisdiction thereof. The parties further intend that this arbitration provision shall have the effect of a waiver by all parties to a jury trial. The arbitration shall be conducted by a single arbitrator. The arbitrator shall be chosen by mutual consent of the parties from a list of available arbitrators provided by JAMS/Endispute within ten (10) days of receipt of the list. If the parties cannot reasonably agree upon an arbitrator within the ten (10) day period, each party shall select within ten (10) days an arbitrator from the list provided by JAMS/Endispute. The two arbitrators selected will then select a third arbitrator within fifteen (15) days, who will become the sole arbitrator for such controversy, dispute or claim. The arbitrator shall have the power to award Buyer injunctive relief against Seller or any of the Shareholders, pursuant to Section 13.12 of this Agreement or otherwise, in the event this Agreement is breached by any such entity or person. The arbitrator shall award to the prevailing party with respect to any matter submitted to arbitration hereunder all reasonable attorneys fees, all expert fees and expenses and all costs as may be incurred in connection with either obtaining or collecting any judgment and/or arbitration award, in addition to any other relief to which that party may be entitled.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                               BUYER
                               -----

                               MAXWELL SHOE COMPANY INC., a
                               Delaware corporation


                               By:
                                  ---------------------------------
                               Name:  Mark J. Cocozza

                               Title:  President and Chief Operating Officer

                               SELLER
                               ------
                               SAM & LIBBY, INC., a California corporation



                               By:
                                  ---------------------------------
                               Name:  Kenneth Sitomer
                               Title: Chief Operating Officer and
                                      Chief Financial Officer

                               THE SHAREHOLDERS:
                               ----------------


                               ------------------------------------
                               Samuel L. Edelman, individually and as
                               trustee, if applicable (as to Sections
                               7.1, 9.6, 9.10, 9.14, 10.3, 10.5, 10.7,
                               11.2(g), 11.2(k), 12.2, 12.4, 13.2(b),
                               13.10, 13.12(a) and 13.14 of this
                               Agreement)

                               (5,102,822 Shares held as community
                               property with Louise B. Edelman)


                               ------------------------------------
                               Louise B. Edelman, individually and as
                               trustee, if applicable (as to Sections
                               7.1, 9.6, 9.10, 9.14, 10.3, 10.5, 10.7,
                               11.2(g), 11.2(k), 12.2, 12.4, 13.2(b),
                               13.10, 13.12(a) and 13.14 of this
                               Agreement)

                               (5,102,822 Shares held as community
                               property with Samuel L. Edelman)

                               ------------------------------------
                               Stuart L. Kreisler individually (as to
                               Sections 7.1, 9.6, 9.14, 10.3, 10.5,
                               10.7, 11.2(k), 12.2, 12.4, 13.2(b),
                               13.10, 13.12(a) and 13.14 of this
                               Agreement)

                               (1,158,000 Shares)

                                   EXHIBIT A
                                   ---------

                                   TRADEMARKS
                                   ----------


====================================================================================================================================
                                                            SAM & LIBBY
31-May-96                                             TRADEMARK STATUS REPORT
====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date    Remarks
----------------------               ----------   ------        ----------    -----------    -------
Country                                                         Reg Number    Reg Date       Owner
-------                                                         ----------    --------       -----
Class(es)                                                                     Renewal Due    Goods/Services
---------                                                                     -----------    --------------
====================================================================================================================================
SAM & LIBBY                          75115-1000   Registered
AR    Argentina                                                  1414122        29-Jan-93
25                                                                              29-Jan-03    CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1001   Registered     538679         24-Jul-90
AU    Australia                                                  A538679        24-Jul-90
25                                                                              24-JuI-97    CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY (Plain Block Type)       75115-1002   Registered
AT    Austria                                                    132865         05-Oct-90
3, 14, 18, 25                                                                   05-Oct-00    3 - BLEACHING PREPARATIONS AND OTHER
                                                                                             SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                             POLISHING, SCOURING AND ABRASIVE
                                                                                             PREPARATIONS; SOAPS; PERFUMERY,
                                                                                             ESSENTIAL OILS, COSMETICS, HAIR
                                                                                             LOTIONS; DENTIFRICES.

                                                                                             14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                             AND GOODS IN PRECIOUS METALS OR COATED
                                                                                             THEREWITH, NOT INCLUDED IN OTHER
                                                                                             CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                             HOROLOGICAL AND CHRONOMETRIC
                                                                                             INSTRUMENTS

                                                                                             18 - LEATHER AND IMITATIONS OF LEATHER,
                                                                                             AND GOODS MADE OF THESE MATERIALS AND
                                                                                             NOT INCLUDED IN OTHER CLASSES; ANIMAL
                                                                                             SKINS, HIDES; TRUNKS AND TRAVELLING
                                                                                             BAGS; UMBRELLAS, PARASOLS AND WALKING
                                                                                             STICKS; WHIPS, HARNESS AND SADDLERY.

                                                                                             25 - CLOTHING, FOOTWEAR, HEADGEAR


SAM & LIBBY (Plain Block Type)       75115-1003   Registered     13773          04-Dec-89
BS    Bahama Islands                                             13773          04-Dec-89
25                                                                              04-Dec-03    CLOTHING, FOOTWEAR, HEADGEAR




------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    1


====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date    Remarks
----------------------               ----------   ------        ----------    -----------    -------
Country                                                         Reg Number    Reg Date       Owner
-------                                                         ----------    --------       -----
Class(es)                                                                     Renewal Due    Goods/Services
---------                                                                     -----------    --------------
====================================================================================================================================
SAM & LIBBY (Plain Block Type)       75115-1005   Registered    484690          25-Jul-90
BX    Benelux                                                   484690          25-Jul-90
3, 14, 18, 25                                                                   25-Jul-00    3 - BLEACHING PREPARATIONS AND OTHER
                                                                                             SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                             POLISHING, SCOURING AND ABRASIVE
                                                                                             PREPARATIONS; SOAPS; PERFUMERY,
                                                                                             ESSENTIAL OILS, COSMETICS, HAIR
                                                                                             LOTIONS; DENTIFRICES.

                                                                                             14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                             AND GOODS IN PRECIOUS METALS OR COATED
                                                                                             THEREWITH, NOT INCLUDED IN OTHER
                                                                                             CLASSES, JEWELRY, PRECIOUS STONES;
                                                                                             HOROLOGICAL AND CHRONOMETRIC
                                                                                             INSTRUMENTS

                                                                                             18 - LEATHER AND IMITATIONS OF LEATHER,
                                                                                             AND GOODS MADE OF THESE MATERIALS AND
                                                                                             NOT INCLUDED IN OTHER CLASSES; ANIMAL
                                                                                             SKINS, HIDES; TRUNKS AND TRAVELLING
                                                                                             BAGS; UMBRELLAS, PARASOLS AND WALKING
                                                                                             STICKS; WHIPS, HARNESS AND SADDLERY.

                                                                                             25 - CLOTHING, FOOTWEAR, HEADGEAR


SAM & LIBBY Label                    75115-1004   Registered    451789          05-Aug-88
BX    Benelux                                                   451789          05-Aug-88
25                                                                              05-Aug-98    SHOES


SAM & LIBBY (Plain Block Type)       75115-1006   Registered    20892           18-May-90
BM    Bermuda                                                   20892           18-May-90
25                                                                              18-May-97    SHOES, BOOTS, SANDALS AND SLIPPERS


JUST LIBBY                           75115-1079   Pending       817786384       14-Apr-94
BR    Brazil
25.10, 25.20, 25.60                                                                          CLOTHING, FOOTWEAR, HEADGEAR.


SAM & LIBBY                          75115-1097   Lapsed        816623708
BR    Brazil

------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    2


------------------------------------------------------------------------------------------------------------------------------------
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
------------------------------------------------------------------------------------------------------------------------------------
SAM & LIBBY                          75115-1098    Registered
BR    Brazil                                                    814023185       28-May-91
25.10, 25.20, 25.60                                                             28-May-01     CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1008    Registered
BN    Brunei                                                    22556           25-Mar-93
25                                                                              25-Mar-00     CLOTHING, FOOTWEAR AND HEADGEAR, AND
                                                                                              ALL OTHER GOODS IN INTERNATIONAL CLASS
                                                                                              25, ESPECIALLY SHOES, BOOTS, SANDALS
                                                                                              AND SLIPPERS

SAM & LIBBY                          75115-1009    Registered   19485           01-Aug-90
BG    Bulgaria                                                  19485           01-Aug-90
25                                                                              01-Aug-00     CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIZZY (Plain Block Type)       75115-1012    Registered
CA    Canada                                                    382906          12-Apr-91
                                                                                12-Apr-06     FOOTWEAR, NAMELY, SHOES, BOOTS,
                                                                                              SLIPPERS, RUNNING SHOES, FOOTBALL
                                                                                              SHOES, JOGGING SHOES, CLOGGS, SANDALS,
                                                                                              THONGS, PUMPS, SLIP-ONS, BOOTS, RUBBER
                                                                                              BOOTS, VINYL BOOTS, OVERBOOTS,
                                                                                              OVERSHOES, TOE RUBBERS, HUNTING BOOTS
                                                                                              AND SNOWMOBILE BOOTS

JUST LIBBY                           75115-1080    Pending      300998          07-Mar-95
CL    Chile
25                                                                                            CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY (Plain Block Type)       75115-1013    Registered
CL    Chile                                                     366417          26-Mar-91
25                                                                              26-Mar-01     CLOTHING, SHOES, SANDALS, BOOTS, AND
                                                                                              ALL OTHER GOODS IN THE CLASS

SAM & LIBBY (Plain Block Type)       75115-1014    Registered
CN    China                                                     569171          19-Oct-91
25                                                                              19-Oct-01     CLOTHING AND FOOTWEAR

------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    3


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
NEW NINETIES                                       Advertised     724188      8-Mar-93        FOOTWEAR OF ALL KINDS, NAMELY, SHOES,
CA  Canada                                                                                    SLIPPERS, BOOTS, SANDALS, RUNNING
25                                                                                            SHOES, FOOTBALL SHOES, JOGGING SHOES,
                                                                                              CLOGS, THONGS, PUMPS, SLIPONS, RUBBER
                                                                                              BOOTS, VINYL BOOTS, OVER BOOTS, OVER
                                                                                              SHOES, TOE RUBBERS, HUNTING BOOTS,
                                                                                              SNOWMOBILE BOOTS

SAM & LIBBY                                        Registered     660938      27-Jun-90       WEARING APPAREL AND ACCESSORIES OF
CA  Canada                                                                                    ALL KINDS EXCLUDING FOOTWEAR, NAMELY
25                                                                                            DRESSES, SKIRTS, VESTS, VESTEES,
                                                                                              SWEATERS, SWEATSHIRTS, BLOUSES,
                                                                                              SHIRTS, JERSEYS, T-SHIRTS, SHELLS,
                                                                                              TUNICS, LOUNGEWEAR, SLACKS, JEANS,
                                                                                              SHORTS
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                  3 A


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY (Plain Block Type)       75115-1015    Registered
CN   China                                                      524942          01-Jun-91
25 (Na 40)                                                                      31-May-01     CLOTHING FOR MEN, WOMEN AND CHILDREN

SAM & LIBBY                          75115-1096    Pending      UNASSIGNED      07-Sep-95
CR   Costa Rica
25                                                                                            CLOTHING, FOOTWEAR, HEADGEAR.

SAM & LIBBY                          75115-1019    Registered   171280          25-Jul-90
CZ    Czech Republic                                            171280          25-Jul-90
3, 14, 18, 25                                                                   25-Jul-00     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY (Plain Block Type)       75115-1020    Registered
DK   Denmark                                                    05.257-1992     19-Jun-92
3, 14, 18, 25                                                                   19-Jun-02     3 - TOILETRIES AND COSMETICS,
                                                                                              EXCLUDING CLEANING PREPARATIONS, IN
                                                                                              INTERNATIONAL CLASS 3

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - HANDBAGS, TRAVELLING BAGS AND
                                                                                              TRUNKS, PURSES FOR MEN, WOMEN AND
                                                                                              CHILDREN, IN INTERNATIONAL CLASS 18

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    4


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY                          75115-1021   Registered     3793/90        24-Jul-90
Fl    Finland                                                    128335         05-Oct-93
3, 14, 18, 25                                                                   05-Oct-03     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY ( Plain Blk Type)        75115-1022   Registered     1699628        06-Feb-91
FR   France                                                      1699628        06-Feb-91
3, 14, 18, 25                                                                   06-Feb-01     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR

Sam & Libby                                       Registered     946117                       25 - CLOTHING
FR France                                                        1604391
25
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    5


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================

SAM & LIBBY                          75115-1094   Registered    DDW6334216Wz    21-Aug-90
DE   Germany (Fed. Republic of)                                 DD653826        05-May-94
3, 14, 16, 18, 25                                                               21-Aug-00     3 - WASHING AND BLEACHING
                                                                                              PREPARATIONS; CLEANING, POLISHING,
                                                                                              DEGREASING PREPARATIONS AND ABRASIVES;
                                                                                              SOAPS, PERFUMERIES, ESSENTIAL OILS,
                                                                                              PREPARATIONS FOR BODY AND BEAUTY CARE,
                                                                                              HAIR LOTIONS; DENTIFRICES; TOILET AND
                                                                                              COSMETIC ARTICLES

                                                                                              14 - PRECIOUS METALS AND ITS ALLOYS;
                                                                                              GOODS MADE OF PRECIOUS METALS OR ITS
                                                                                              ALLOYS OR COATED THEREWITH, NAMELY,
                                                                                              HANDICRAFT ARTICLES, ORNAMENTAL
                                                                                              ARTICLES, TABLE WARE (EXCEPT TABLE
                                                                                              CUTLERY), EPERGNES, ASH TRAYS, BOXES
                                                                                              FOR CIGARS AND CIGARETTES, CIGAR AND
                                                                                              CIGARETTE HOLDERS; JEWELRY, PRECIOUS
                                                                                              STONES; HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              16 - PAPER, CARDBOARD; GOODS MADE OF
                                                                                              PAPER AND CARDBOARD NAMELY, PAPER
                                                                                              TOWELS, TABLE NAPKINS, FILTER PAPER,
                                                                                              PACKET HANDKERCHIEFS, HYGIENIC PAPER,
                                                                                              BABIES' DIAPERS, CASES AND BAGS FOR
                                                                                              PACKAGING; PRINTED MATTER; BOOKBINDING
                                                                                              ARTICLES, NAMELY BOOKBINDING CORDS,
                                                                                              BOOKBINDING CLOTH AND OTHER TEXTILES
                                                                                              FOR BOOKBINDING; PHOTOGRAPHS,
                                                                                              STATIONERY, NOTEBOOKS; ADHESIVES FOR
                                                                                              PAPER AND STATIONERY OR FOR HOUSEHOLD
                                                                                              PURPOSES; ARTISTS' MATERIALS, NAMELY
                                                                                              ARTICLES FOR DRAWING, PAINTING AND
                                                                                              MODELING; PAINT BRUSHES; TYPEWRITERS,
                                                                                              OFFICE REQUISITES, NAMELY NON-
                                                                                              ELECTRICAL OFFICE DEVICES;
                                                                                              INSTRUCTIONAL AND TEACHING MATERIAL
                                                                                              (EXCEPT APPARATUS) IN FORM OF PRINTED
                                                                                              MATTER, GAMES, FLORAL OR ANIMAL
                                                                                              SPECIMENS, GEOLOGICAL MODELS AND
                                                                                              PREPARATIONS, GLOBES, DRAWING
                                                                                              INSTRUMENTS FOR BLACKBOARDS; PLASTICS
                                                                                              MATERIALS FOR PACKAGING, NAMELY
                                                                                              ENVELOPES, BAGS AND FOILS; PLAYING
                                                                                              CARDS; PRINTERS' TYPE; PRINTING BLOCKS

                                                                                              18 - LEATHER AND LEATHER IMITATION;
                                                                                              GOODS MADE OF LEATHER AND LEATHER
                                                                                              IMITATIONS, NAMELY BAGS AND OTHER
                                                                                              CASES NOT ADAPTED TO THE PRODUCT THEY
                                                                                              ARE INTENDED TO CONTAIN, AS WELL AS
                                                                                              SMALL ARTICLES OF LEATHER, IN
                                                                                              PARTICULAR PURSES, POCKET WALLETS, KEY
                                                                                              CASES, SPORTS BAGS; HANDBAGS, ANIMAL
                                                                                              SKINS AND HIDES; TRUNKS AND TRAVELLING
                                                                                              BAGS; UMBRELLAS, PARASOLS AND WALKING
                                                                                              STICKS; WHIPS, HARNESS AND SADDLERY

                                                                                              25 - SHOEWEAR, ARTICLES OF CLOTHING
                                                                                              AND HEADGEAR
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    6


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY (Plain Bik Type)         75115-1024    Registered   1185486         25-Jul-90
DE   Germany (Fed. Republic of)                                 1185486         25-Jul-90
3, 14, 18, 25                                                                   25-Jul-00     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS, DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25- CLOTHING, FOOTWEAR, HEADGEAR


SAM & LIBBY Label                    75115-1025   Registered    1141670         02-Aug-88
DE   Germany (Fed. Republic of)                                 1141670         02-Aug-88
25                                                                              02-Aug-98     SHOES, BOOTS, SANDALS, SPORTS SHOES,
                                                                                              PARTS OF SHOE-WARE, NAMELY SOLES,
                                                                                              HEELS



------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                7


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY (Plain Blk Type)         75115-1027   Registered    101896          04-Dec-90
GR   Greece                                                     101896          17-Mar-94
3, 14, 18, 25                                                                   04-Dec-00     3 - TOILETRIES AND COSMETICS;
                                                                                              BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, HAIR LOTION;
                                                                                              DENTIFRICES AND ESPECIALLY TOILETRIES

                                                                                              14 - JEWELRY; PRECIOUS METALS AND
                                                                                              THEIR ALLOYS AND GOODS IN PRECIOUS
                                                                                              METALS COATED THEREWITH (EXCEPT
                                                                                              CUTLERY, FORKS AND SPOONS); PRECIOUS
                                                                                              STONES; HOROLOGICAL AND OTHER
                                                                                              CHRONOMETRIC INSTRUMENTS

                                                                                              18 - HANDBAGS, POCKET BOOKS, LUGGAGE;
                                                                                              LEATHER AND IMITATIONS OF LEATHER, AND
                                                                                              ARTICLES MADE FROM THESE MATERIALS AND
                                                                                              NOT INCLUDED IN OTHER CLASSES; SKINS,
                                                                                              HIDES; TRUNKS AND TRAVELLING BAGS;
                                                                                              UMBRELLAS, PARASOLS AND WALKING
                                                                                              STICKS; WHIPS, HARNESS AND SADDLERY

                                                                                              25 - CLOTHING, INCLUDING BOOTS, SHOES
                                                                                              AND SLIPPERS


SAM & LIBBY                          75115-1081   Pending       3425            17-May-95
GT   Guatemala
25                                                                                            CLOTHING, FOOTWEAR, HEADGEAR.

SAM & LIBBY                          75115-1029   Registered    730/1993        17-Nov-90
HK   Hong Kong                                                  730/1993        17-Nov-90     HANDBAGS, GYM BAGS, PURSES, WALLETS,
18                                                                              17-Nov-97     BRIEFCASES, LUGGAGE, ITEMS MADE OF
                                                                                              LEATHER AND OF IMITATION LEATHER,
                                                                                              ANIMAL SKINS, HIDES; TRUNKS AND
                                                                                              TRAVELLING BAGS; UMBRELLAS, PARASOLS
                                                                                              AND WALKING STICKS; WHIPS, HARNESS AND
                                                                                              SADDLERY, IN INTERNATIONAL CLASS 18

SAM & LIBBY                          75115-1030   Registered    1187/1993       24-Jul-90
HK   Hong Kong                                                  1187/1993       24-Jul-90
25                                                                              24-Jul-97     CLOTHING, FOOTWEAR, HEADGEAR


------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    8


====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date     Remarks
----------------------               ----------   ------        ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY (Plain Blk Type)         75115-1028   Registered    2199/1992       19-Nov-90
HK   Hong Kong                                                  2199/1992       19-Nov-90
14                                                                              19-Nov-97     JEWELRY, WATCHES

SAM & LIBBY (Plain Blk Type)         75115-1031   Registered    130764          26-Jul-90
HU   Hungary                                                    130764          26-Jul-90
3, 14, 18, 25                                                                   26-Jul-00     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR


SAM & LIBBY                          75115-1095   Registered    308134          27-Apr-93
ID   Indonesia                                                  308134          12-Jul-94
25                                                                              27-Oct-02     CLOTHING, FOOTWEAR AND HEADGEAR,
                                                                                              INCLUDING SHOES, BOOTS, SANDAL AND
                                                                                              SLIPPER, SOCKS AND STOCKING, SHIRTS,
                                                                                              SKIRTS, UNDERWEAR, SCARFS, GLOVES

SAM & LIBBY                          75115-1032   Registered    140849          23-Nov-89
                                                                                              REGISTRATION MAY BE CANCELLED IF NOT
                                                                                              USED FOR A PERIOD OF 5 YEARS
IE   Ireland (Republic of)                                      140849          23-Nov-89
25                                                                              23-Nov-96     CLOTHING, FOOTWEAR, HEADGEAR



------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                    9


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY                          75115-1034   Registered    574523          24-Mar-89
IT    Italy                                                     574523          24-Mar-89
3,14, 18,25                                                                     24-Mar-99     3- BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNDS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1035   Registered    67478/1990      13-Jun-95
JP    Japan                                                     2465018         30-Oct-92
25(Na 17)                                                                       30-Oct-02     CLOTHING, FABRIC APPAREL ACCESSORIES,
                                                                                              BEDDING IN JAPANESE CLASS 17
                                                                                              (INTERNATIONAL CLASS 25)

SAM & LIBBY                          75115-1036   Renewed       67479/1990      13-Jun-90
JP    Japan                                                     2451969         30-Sep-92
Na 21                                                                           30-Sep-02     PERSONAL ACCESSORIES, BUTTONS, BAGS,
                                                                                              POUCHES, JEWELS, AND THEIR IMITATIONS,
                                                                                              ARTIFICIAL FLOWERS, TOILETRY ARTICLES

SAM & LIBBY Label (Ambersand)        75115-1037   Registered
JP    Japan                                                     2309382         31-May-91
25 (Na 22)                                                                      28-Feb-01     LEATHER SHOES, BOOTS, SANDALS, AND
                                                                                              ALL OTHER GOODS IN JAPANESE CLASS 22
                                                                                              (INTERNATIONAL CLASS 25)

SAM & LIBBY                          75115-1039   Registered
KR   Korea (South)                                              250037          19-Sep-92
25 (Na 27)                                                                       18-Sep-02     CLOTHING, FOOTWEAR, HEADGEAR


--------------------------------------------------------------------------------
SAM & LIBBY                                                                   10


====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date     Remarks
----------------------               ----------   ------        ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY (Plain Blk Type)         75115-1040   Registered
KR     Korea (South)                                            233562          04-Mar-92
14 (Na 44)                                                                      04-Mar-02     DIAMONDS AND FORTY-NINE (49) OTHER
                                                                                              ITEMS IN THE KOREAN CLASS 44

SAM & LIBBY (Plain Blk Type)         75115-1042   Registered    93-036799       31-Jul-95
KR     Korea (South)                                            318885          31-Jul-95
25                                                                              31-Jul-05     PANTS, SKIRTS, BLOUSES, EVENING DRESS,
                                                                                              ONE PIECE, TWO PIECE, BLOUSON,
                                                                                              CHEMISE, PETTICOAT, CAMISOLE

SAM & LIBBY                          75115-1082   Pending       93/03176        10-May-93
MY     Malaysia
25                                                                                            SHOES, BOOTS, SANDALS AND SLIPPERS;
                                                                                                    CLOTHING AND HEADGEAR

SAM & LIBBY (Plain Blk Type)         75115-1044   Registered    400179          29-Jul-90
MX     Mexico                                                   400179          29-Jul-90
25                                                                              29-Jul-00     CLOTHING, INCLUDING BOOTS, SHOES AND
                                                                                              SLIPPERS

SAM & LIBBY                          75115-1083   Pending       226016          31-Mar-93
NZ     New Zealand
25                                                                                            ALL GOODS IN THIS CLASS INCLUDING
                                                                                              SHOES, BOOTS, SANDALS, AND SLIPPERS

SAM & LIBBY                          75115-1084   Pending       226017          31-Mar-93
NZ     New Zealand
42                                                                                            SERVICES IN THIS CLASS INCLUDING
                                                                                              RETAIL STORE SERVICES


------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   11


====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date     Remarks
----------------------               ----------   ------        ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY                          75115-1045   Registered
NO    Norway                                                    151572          23-Jul-92
3, 14, 18, 25                                                                   23-Jul-02     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR
                                                                                              COATED THEREWITH, NOT INCLUDED IN
                                                                                              OTHER CLASSES; JEWELRY, PRECIOUS
                                                                                              STONES; HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25- CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY (Plain Blk Type)         75115-1046   Renewed
PE    Peru                                                      90898           06-May-91
25                                                                              06-May-06     CLOTHING AND FOOTWEAR AND ALL OTHER
                                                                                              GOODS IN THE CLASS

SAM & LIBBY                          75115-1085   Pending       86996           22-Jul-93
PH    Philippines
25                                                                                            CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1086   Registered    86995           22-Jul-93
PH    Philippines                                               61021           22-Jun-95
42                                                                              22-Jun-15     RETAIL STORE SERVICES
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   12


====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date     Remarks
----------------------               ----------   ------        ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY                          75115-1047   Registered    67564           25-Jul-90
PL    Poland                                                    67564           25-Jul-90
3, 14, 18, 25                                                                   25-Jul-00     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR
                                                                                              COATED THEREWITH, NOT INCLUDED IN
                                                                                              OTHER CLASSES; JEWELRY, PRECIOUS
                                                                                              STONES; HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25- CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1048   Registered    266206          27-Jul-90
PT    Portugal                                                  266206          06-Nov-92
25                                                                              06-Nov-02     CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1050   Registered
PO    Puerto Rico                                               32130           04-Mar-93
18                                                                              04-Mar-03     LEATHERWARE, INCLUDING PURSES,
                                                                                              WALLETS, LUGGAGE, HANDBAGS, ALL
                                                                                              PURPOSE TOTES, GYM BAGS IN
                                                                                              INTERNATIONAL CLASS 18

SAM & LIBBY                          75115-1051   Registered
PO    Puerto Rico                                               32127           04-Mar-93
25                                                                              04-Mar-03     CLOTHING FOR MEN, WOMEN, AND
                                                                                              CHILDREN, NAMELY T-SHIRTS,
                                                                                              SWEATSHIRTS, JERSEYS, SHORTS,
                                                                                              JOGGING SUITS, SWEAT PANTS, JACKETS,
                                                                                              HATS, CAPS, SCARVES, GLOVES, HOSIERY,
                                                                                              NECKTIES, PAJAMAS, ROBES, NIGHT
                                                                                              SHIRTS, THERMAL UNDERWEAR, HEADBANDS,
                                                                                              WRIST BANDS, SWIM SUITS, SWIM TRUNKS,
                                                                                              SKIRTS, SHIRTS, SLACKS, TROUSERS,
                                                                                              PANTS, JEANS, COATS, SWEATERS,
                                                                                              LEOTARDS, LEGWARMERS, STOCKINGS,
                                                                                              SOCKS, PANTYHOSE, TIGHTS, LEGGINGS,
                                                                                              UNDERWEAR; FOOTWEAR, INCLUDING SHOES,
                                                                                              BOOTS, AND SANDALS IN INTERNATIONAL
                                                                                              CLASS 25
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   13


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================
SAM & LIBBY (Plain Blk Type)         75115-1052   Registered
PO    Puerto Rico                                               30292           10-Jan-92
25 (Na 39)                                                                      10-Jan-02     SHOES, SANDALS, OUTERWEAR,
                                                                                              UNDERGARMENTS AND JACKETS, IN PUERTO
                                                                                              RICAN CLASS 39

SAM & LIBBY                          75115-1053   Registered    22764           24-Oct-90
RO    Romania                                                   17528           25-Oct-90
3, 14, 18, 25                                                                   24-Oct-00     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25- CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY (Plain Blk Type)         75115-1076   Registered    90401           21-Dec-89
RU    Russian Federation                                        90401           21-Dec-89
25                                                                              21-Dec-99     CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1054   Registered    B661 7/90       24-Sep-90
SG    Singapore                                                 B6617/90        24-Sep-90
25                                                                              24-Sep-97     SHIRTS, JACKETS, TROUSERS, SKIRTS,
                                                                                              BLOUSES, DRESSES, SWEATERS, VESTS,
                                                                                              UNDERPANTS, SHORTS; ARTICLES OF SPORTS
                                                                                              CLOTHING, HATS AND HEADGEAR;
                                                                                              NECKTIES, SCARVES, JEANS, CAPS,
                                                                                              GLOVES, BELTS, APRONS, SWIMWEAR;
                                                                                              SLEEPING GARMENTS, FOOTWEAR; ALL
                                                                                              INCLUDED IN INTERNATIONAL CLASS 25;
                                                                                              BUT NOT INCLUDING ARTICLES OF
                                                                                              CLOTHING FOR CHILDREN
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   14


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================

SAM & LIBBY (Plain Blk Type)         75115-1055    Rejected     1782/93         11-Mar-93
SG    Singapore
42

SAM & LIBBY Label                    75115-1056    Registered   88/6653         03-Aug-88
ZA    South Africa                                              88/6653         03-Aug-88
25                                                                              03-Aug-98     ARTICLES OF CLOTHING; FOOTWEAR

SAM & LIBBY (Plain Blk Type)         75115-1057    Registered   1304811         05-Jun-90
ES    Spain                                                     1304811         07-Sep-95
25                                                                              05-Jun-00     CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY                          75115-1059    Registered
SE    Sweden                                                    252760          22-Oct-93
3, 14, 18, 25                                                                   22-Oct-03     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS; SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25- CLOTHING, FOOTWEAR, HEADGEAR
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   15


====================================================================================================================================
Trademark/Service Mark               CaseNumber   Status        App Number    Filing Date     Remarks
----------------------               ----------   ------        ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
---------                                                                     -----------     --------------
====================================================================================================================================

SAM & LIBBY (Plain Block Type)       75115-1061   Registered     385054         20-Jul-90
CH    Switzerland                                                385054         20-Jul-90
3, 14, 18, 25                                                                   20-Jul-10     3 - BLEACHING PREPARATIONS AND OTHER
                                                                                              SUBSTANCES FOR LAUNDRY USE; CLEANING,
                                                                                              POLISHING, SCOURING AND ABRASIVE
                                                                                              PREPARATIONS, SOAPS; PERFUMERY,
                                                                                              ESSENTIAL OILS, COSMETICS, HAIR
                                                                                              LOTIONS; DENTIFRICES.

                                                                                              14 - PRECIOUS METALS AND THEIR ALLOYS
                                                                                              AND GOODS IN PRECIOUS METALS OR COATED
                                                                                              THEREWITH, NOT INCLUDED IN OTHER
                                                                                              CLASSES; JEWELRY, PRECIOUS STONES;
                                                                                              HOROLOGICAL AND CHRONOMETRIC
                                                                                              INSTRUMENTS

                                                                                              18 - LEATHER AND IMITATIONS OF
                                                                                              LEATHER, AND GOODS MADE OF THESE
                                                                                              MATERIALS AND NOT INCLUDED IN OTHER
                                                                                              CLASSES; ANIMAL SKINS, HIDES; TRUNKS
                                                                                              AND TRAVELLING BAGS; UMBRELLAS,
                                                                                              PARASOLS AND WALKING STICKS; WHIPS,
                                                                                              HARNESS AND SADDLERY.

                                                                                              25 - CLOTHING, FOOTWEAR, HEADGEAR
SAM & LIBBY (Plain Block Type)       75115-1016   Registered
TW    Taiwan                                                     526205         16-Jun-91
14 (Na 56)                                                                      16-Jun-01     JEWELRY, PRECIOUS METAL, DIAMONDS,
                                                                                              PEARLS, JADE, CORAL, ROCK CRYSTAL,
                                                                                              CORNELIAN, PRECIOUS STONES, AND
                                                                                              IMITIATIONS THEREOF
SAM & LIBBY (Plain Block Type)       75115-1017   Registered
TW    Taiwan                                                     527393         01-Jul-91
18 (Na 43)                                                                      30-Jun-01     HANDBAGS, GYM BAGS, PURSES, WALLETS,
                                                                                              LUGGAGE, BRIEF CASES, BOOK SATCHELS,
                                                                                              ATTACHE CASES, SUITCASES, TRAVELLING
                                                                                              BAGS, IN INTERNATIONAL CLASS 18
                                                                                              (TAIWANESE CLASS 43)
SAM & LIBBY Logo                     75115-1018   Registered
TW    Taiwan                                                     434895         16-Mar-89
25 (Na 4l)                                                                      15-Mar-99     BOOTS AND SHOES IN TAIWANESE CLASS 41
                                                                                              (INTERNATIONAL CLASS 25)

SAM & LIBBY (Plain Block Type)       75115-1062   Registered     206292         28-Aug-90
TH    Thailand                                                   206292         28-Aug-90
25 (Na 38)                                                                      28-Aug-00     FOOTWEAR, CLOTHING AND ALL OTHER GOODS
                                                                                              IN THAI CLASS 38 (INTERNATIONAL CLASS
                                                                                              25)
------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   16


====================================================================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date     Remarks
----------------------               ----------     ------      ----------    -----------     -------
Country                                                         Reg Number    Reg Date        Owner
-------                                                         ----------    --------        -----
Class(es)                                                                     Renewal Due     Goods/Services
----------                                                                    -----------     --------------
====================================================================================================================================
SAM & LIBBY                         75115-1063    Registered    137486          02-Jul-92
TR   Turkey                                                     137486          02-Jul-92
25                                                                              02-Jul-02     CLOTHING, FOOTWEAR, HEADGEAR

SAM & LIBBY (Plain Blk Type)        75115-1026    Renewed       1376905         14-Mar-89
GB   United Kingdom                                             1376905         14-Mar-89
25                                                                              14-Mar-06     SHIRTS, JACKETS, TROUSERS, SKIRTS,
                                                                                              BLOUSES, DRESSES, SWEATERS, VESTS,
                                                                                              UNDERPANTS, SHORTS; ARTICLES OF
                                                                                              SPORTS CLOTHING, HATS AND HEADGEAR;
                                                                                              NECKTIES, SCARVES, JEANS, CAPS,
                                                                                              GLOVES, BELTS, APRONS, SWIMWEAR;
                                                                                              SLEEPING GARMENTS; FOOTWEAR; BUT NOT
                                                                                              INCLUDING ARTICLES OF CLOTHING FOR
                                                                                              CHILDREN
JEFF & KRISTI (Plain Blk Type)      75115-1064    Registered
US   United States                                              1651564         23-Jul-91
25                                                                              23-Jul-01     FOOTWEAR

JUST LIBBY                          75115-1088    Registered    74/802109       29-Jun-92     DIVISIONAL OF USSN: 74/289265, Filed:
US   United States                                              1897026                       6/29/92
                                                                                30-May-95
25                                                                              30-May-05     FOOTWEAR NAMELY, SHOES, ATHLETIC
                                                                                              SHOES, SLIPPERS, BOOTS AND LIBBY
                                                                                              SANDALS
LIBBY                               75115-1091    Registered
US   United States                                              1792712         14-Sep-93
25                                                                              14-Sep-03     FOOTWEAR

NEW NINETIES                        75115-1067    Registered
US   United States                                              1765307
25                                                                              13-Apr-93
                                                                                13-Apr-03     FOOTWEAR
JUST LIBBY                                        Pending       74/584466
US UNITED STATES                                                                12-Oct-94     LEATHER AND IMITATIONS OF LEATHER AND
                                                                                              NOT INCLUDED IN OTHER CLASSES, NAMELY
                                                                                              LUGGAGE, HANDBAGS, PURSES, WALLETS,
                                                                                              ALL-PURPOSE TOTE BAGS, ALL-PURPOSE
                                                                                              SPORTS BAGS, BACKPACKS, AND UMBRELLAS

------------------------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   17

=============================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date
----------------------               ----------     ------      ----------    -----------
Country                                                         Reg Number    Reg Date
-------                                                         ----------    --------
Class(es)                                                                     Renewal Due
---------                                                                     -----------
=============================================================================================
SAM & LIBBY                          75115-1092   Registered
US    United States                                             1772454         18-May-93
25                                                                              18-May-03





SAM & LIBBY                          75115-1093   Abandoned     74/08249        01-Sep-90
US    United States
25



SAM & LIBBY (Plain Blk Type)         75115-1068   Registered    74/181392       15-Jun-91
US    United States
18




SAM & LIBBY (Plain Blk Type)         75115-1071   Cancelled
US    United States                                             1533259         04-Apr-89
25                                                                              04-Apr-09


SAM & LIBBY (Plain Blk Type)         75115-1070   Registered
US    United States                                             1778203         22-Jun-93
42                                                                              22-Jun-03

SAM & LIBBY Logo                     75115-1089   Registered    74/085091       06-Aug-90
US    United States                                             1896946         30-May-95
18                                                                              30-May-05
---------------------------------------------------------------------------------------------
=============================================================================================================
Trademark/Service Mark              Remarks
----------------------              -------
Country                             Owner
-------                             -----
Class(es)                           Goods/Services
---------                           --------------
=============================================================================================================
SAM & LIBBY
US    United States
25                                  CLOTHING, NAMELY, T-SHIRTS, SWEAT SHIRTS, JERSEYS, SHORTS,
                                    JOGGING SUITS, SWEAT PANTS, JACKETS, HATS, CAPS, SCARVES,
                                    FOOTWEAR, NIGHT-SHIRTS, SKIRTS, SHIRTS, SLACKS, TROUSERS, PANTS,
                                    JEANS, COATS, SWEATERS, LEOTARDS, LEG WARMERS, TIGHTS, BELTS,
                                    SHOES, TENNIS SHOES, BOOTS, SANDALS AND RAINWEAR

SAM & LIBBY
US    United States
25                                  GLOVES, HOSIERY, NECKTIES, PAJAMAS, ROBES, NIGHTGOWNS,
                                    UNDERWEAR, HEADBANDS, WRISTBANDS, SWIMSUITS, SWIM TRUNKS,
                                    STOCKINGS, SOCKS, PANTYHOSE, SLIPPERS

SAM & LIBBY (Plain Blk Type)
US    United States
18                                  ARTICLES MADE OF LEATHER AND IMITATION OF LEATHER AND NOT
                                    INCLUDED IN OTHER CLASSES; NAMELY, LUGGAGE, HANDBAGS, PURSES,
                                    WALLETS, TOTE BAGS, GYM BAGS, ALL PURPOSE SPORTS BAGS, FANNY PACKS
                                    AND BACKPACKS

SAM & LIBBY (Plain Blk Type)
US    United States
25                                  LADIES' SHOES, NAMELY SHOES, BOOTS AND SANDALS, IN
                                    INTERNATIONAL CLASS 25

SAM & LIBBY (Plain Blk Type)
US    United States
42                                  RETAIL STORES FEATURING SHOES, CLOTHING AND ACCESSORIES, IN
                                    INTERNATIONAL CLASS 42
SAM & LIBBY Logo
US    United States
18                                  ARTICLES MADE FROM LEATHER AND IMITATIONS OF LEATHER AND NOT
                                    INCLUDED IN OTHER CLASSES; NAMELY, LUGGAGE, HANDBAGS,
                                    PURSES, WALLETS, ALL-PURPOSE TOTE BAGS, ALL-PURPOSE SPORT BAGS,
                                    BACKPACKS

-------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   18

=============================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date
----------------------               ----------     ------      ----------    -----------
Country                                                         Reg Number    Reg Date
-------                                                         ----------    --------
Class(es)                                                                     Renewal Due
---------                                                                     -----------
=============================================================================================
SAM & LIBBY Logo                     75115-1090   Abandoned     74/085090       06-Aug-90
US    United States
25



SAM & LIBBY Logo (Ampersand)         75115-1074   Registered
US    United States                                             1646905         04-Jun-91
25                                                                              04-Jun-01

SAM & LIBBY Logo (Twisted....)       75115-1073   Registered
US    United States                                             1786205         03-Aug-93
25                                                                              03-Aug-03





JUST LIBBY                           75115-1087   Pending       276110          08-Mar-95
UY    Uruguay
25


SAM & LIBBY (Plain Blk Type)         75115-1075   Registered
UY    Uruguay                                                   237392          06-Mar-91
25                                                                              06-Mar-01


SAM & LIBBY (Plain Blk Type)         75115-1077   Pending       242/91          08-Jan-91
VE    Venezuela
25
---------------------------------------------------------------------------------------------


=======================================================================================================================
Trademark/Service Mark              Remarks
----------------------              -------
Country                             Owner
-------                             -----
Class(es)                           Goods/Services
---------                           --------------
=======================================================================================================================
SAM & LIBBY Logo
US    United States
25                                  GLOVES, HOSlERY, NECKTIES, PAJAMAS, ROBES, NIGHTGOWNS,
                                    UNDERWEAR, HEADBANDS, WRISTBANDS, SWIMSUITS, SWIM TRUNKS,
                                    STOCKINGS, SOCKS, PANTYHOSE, SLIPPERS

SAM & LIBBY Logo (Ampersand)
US    United States
25                                  FOOTWEAR

SAM & LIBBY Logo (Twisted....       SAM & LIBBY Logo (Twisted Ampersand)
US    United States
25                                  CLOTHING, NAMELY, T-SHIRTS, SWEAT SHIRTS, JERSEYS, SHORTS,
                                    JOGGING SUITS, SWEAT PANTS, JACKETS, HATS, CAPS, SCARVES,
                                    FOOTWEAR, NIGHTSHIRTS, SKIRTS, SHIRTS, SLACKS, TROUSERS,
                                    PANTS, JEANS, COATS, SWEATERS, LEOTARDS, LEG WARMERS, BELTS,
                                    TIGHTS, SHOES, TENNIS SHOES, BOOTS, SANDALS AND RAINWEAR, IN
                                    INTERNATIONAL CLASS 25

JUST LIBBY
UY    Uruguay
25                                  CLOTHING, FOOTWEAR, HEADGEAR.


SAM & LIBBY (Plain Blk Type)
UY    Uruguay
25                                  CLOTHING, FOOTWEAR, HEADGEAR


SAM & LIBBY (Plain Blk Type)
VE    Venezuela
25                                  CLOTHING, FOOTWEAR, HEADGEAR




----------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   19


=============================================================================================
Trademark/Service Mark               CaseNumber     Status      App Number    Filing Date
----------------------               ----------     ------      ----------    -----------
Country                                                         Reg Number    Reg Date
-------                                                         ----------    --------
Class(es)                                                                     Renewal Due
---------                                                                     -----------
=============================================================================================
SAM & LIBBY (Plain Blk Type)         75115-1078   Registered    36510           24-Jul-90
YU   Yugoslavia                                                 36510           24-Jul-90
3, 14, 18, 25                                                                   24-Jul-00
---------------------------------------------------------------------------------------------


======================================================================================================================
Trademark/Service Mark               Remarks
----------------------               -------
Country                              Owner
-------                              -----
Class(es)                            Goods/Services
---------                            --------------
======================================================================================================================
SAM & LIBBY (Plain Blk Type)
YU   Yugoslavia
3, 14, 18, 25                        3 - BLEACHING PREPARATIONS AND OTHER SUBSTANCES FOR LAUNDRY
                                     USE; CLEANING, POLISHING, SCOURING AND ABRASIVE
                                     PREPARATIONS; SOAPS; PERFUMERY, ESSENTIAL OILS, COSMETICS,
                                     HAIR LOTIONS, DENTIFRICES; TOILETRIES AND COSMETICS

                                     14 - JEWELRY, PRECIOUS STONES; PRECIOUS METALS AND THEIR
                                     ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH,
                                     NOT INCLUDED IN OTHER CLASSES (EXCEPT CUTLERY, FORKS AND
                                     SPOONS); HOROLOGICAL AND OTHER CHRONOMETRIC INSTRUMENTS

                                     18 - HANDBAGS, POCKET BOOKS, LUGGAGE, LEATHER AND IMITATIONS
                                     OF LEATHER, AND ARTICLES MADE FROM THESE MATERIALS AND NOT
                                     INCLUDED IN OTHER CLASSES; SKINS, HIDES; TRUNKS AND TRAVELLING
                                     BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS
                                     AND SADDLERY

                                     25 - CLOTHING, INCLUDING BOOTS, FOOTWEAR AND SLIPPERS


----------------------------------------------------------------------------------------------------------------------

SAM & LIBBY                                                                   20

                                   EXHIBIT B
                                   ---------

                    TRADEMARKS SUBJECT TO LICENSE TO SELLER
                    ---------------------------------------



     1)  Sam & Libby

     2)  Just Libby

     3)  Sam & Libby Kids

                                   EXHIBIT C
                                   ---------

 (AS UPDATED TO THE CLOSING DATE PURSUANT TO SECTION 9.1(c) OF THIS AGREEMENT)


                  SELLER'S INVENTORY AND OPEN PURCHASE ORDERS
                  -------------------------------------------

                                                                   EXHIBIT "C"
SAM & LIBBY                                              REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS

                                      AVAIL            OPEN
STYLE DESCRIPTION                     STOCK           FACTORY FACTORY
                                (ON HAND INVENTORY)
DIVISION:   SAM & LIBBY
SEASON:     SPRING 94

DOUBLE VISION                            13
KENYA                                     1
LOCKET                                   14
LAY UP                                    6
MAJUTE                                   10
PAJUTE                                   16
SLAM DUNK                                50
SUPER WRAP                               12
                                    --------------------------
                                        122                 0
DIVISION:   SAM & LIBBY
SEASON:     FALL 94

BOB N' WEAVE                             15
BOW BALLET                              172
DOUBLE CROSS                              1
EMERALD                                  95
GHILLIE WHITE                             2
HOLY TUXEDO                             109
HUEY                                    144
HEY JANE                                  3
HEY JUTE                                366
LASSO                                    31
LOUIE                                    59
MA JUTE                                 337
MALLARD II                                3
MALLARD                                1285
PUPPY LUG                                35
SOCK HOP                                264
SNEAK ATTACK                             74
SEEING DOUBLE                             1
SPEAK NO EVIL                            84
STRIP SEARCH                             90
                                    --------------------------
                                       3170                 0

DIVISION:   SAM & LIBBY
SEASON:     SPRING 95

BOW BALLET                             2599
CAREN                                    51
CHELSEA                                 121
HEY JUTE IR                              24

PAGE:1

                                                                   EXHIBIT "C"
SAM & LIBBY                                              REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS

                                              AVAIL            OPEN
STYLE DESCRIPTION                             STOCK           FACTORY FACTORY

                                        (ON HAND INVENTORY)
HEY JANE                                            20
HEY JUTE                                          4838
JACKIE                                              81
JUST DUCKY                                        1251
KATIE                                               24
LADY JANE                                          377
LAY UP II                                           34
MARIA                                                2
MADONNA                                              6
MAGGIE                                             102
MISCELLANEOUS                                        5
MAJUTE                                             468
OH SO COCO                                           4
PENNY LANE                                          20
PENNY LUG                                         1352
PENNY                                               20
PLATOON                                            313
SOUTH BEACH                                         12
SISTER JANE                                          8
STRING TIE                                          24
TIME SQUARE                                        163
                                               -----------------------
                                                 11919              0

DIVISION: SAM & LIBBY
SEASON:   FALL 95

ANNIE                                             1337
BOOM                                                11
BOW BALLET                                          36
CHELSEA                                          16047
CROSS COUNTRY                                      393
GATOR                                               72
HEY JUTE II                                         72
HEY JUTE                                          4990
ICE TEA                                           3643
ISABEL                                             334
LADY JANE                                          134
MAGGIE                                              11
MISCELLANEOUS                                       14
MAJUTE                                             406
MARY JANE                                            3
DI LUG                                              11
PENNY LANE                                         267

PAGE:2

                                                                 EXHIBIT "C"
SAM & LIBBY                                            REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS

                                         AVAIL           OPEN
STYLE DESCRIPTlON                        STOCK          FACTORY    FACTORY
                                   (ON HAND INVENTORY)
PENNY LUG                                    879
PENNY TOO                                    103
PENNY                                         35
RODEO                                          7
SAMPLE                                       198
SISTER JANE                                  401
STEAL                                         69
TIME SQUARE II                                24
TIME SQUARE                                 1478
WORKER                                       175
YOU WHO                                       12
                                     --------------------------
                                           31162              0

DIVISION:  SAM & LIBBY
SEASON:    SPRING 96

BARRIE                                       197
BOW BALLET                                 10419
CHELSEA                                     1358
CINDY                                        447
FRANKIE                                      985
HEY JANE                                   22660
HEY JUTE                                   16576
JACKIE                                      3923
JOHNY                                       2206
MAJUTE                                      9078
POGO                                         120
RUBIS                                         20
SKIPPER                                    15780
SOUTH BEACH
SUPREME                                     3826
STRIP THONG                                 3634
TIME SQUARE                                19127
                                     --------------------------
                                          110356              0

DIVISION:  SAM & LIBBY
SEASON:    FALL 96

ABBY                                                       9904    9928 LA
BOW BALLET                                 24510           4200    4200 SS
CAROLINA                                                   2712    2712 PF
CARRIE                                                     4560    4584 LA
INGRID                                        39           1088    1152 LA

PAGE:3

                                                                     EXHIBIT "C"
SAM & LIBBY                                                REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS


                                       AVAIL            OPEN
STYLE DESCRIPTION                      STOCK           FACTORY   FACTORY
                                (ON HAND INVENTORY)
LASSO                                   147             60172    60172 LA
SALLY ANNE                                               4712     4736 LA
SERENA                                                   5840     5840 PF
STEFANIE                                                 7608     7632 LA
STELLA                                                  10336     0360 LA
SVELTE                                   38              1128     1192 LA
SEAL                                                              2016 SB
                                --------------------------------------
                                      24734            112260   114524
DIVISION:  JUST LIBBY
SEASON:    SPRING 94

GARBO                                    15
IN THE RAW                                3
MISCELLANEOUS                            12
                                -----------------------------
                                         30                 0

DIVISION:  JUST LIBBY
SEASON:    FALL 94

CARLA                                    12
CRISP                                     1
MISCELLANEOUS                            12
MONA II                                  12
YVE                                      11
                                -----------------------------
                                         48                 0

DIVISION:  JUST LIBBY
SEASON:    SPRING 95

BIMINI                                   30
CARLA                                   236
COCONUT GROVE                           626
CROSS OVER                                3
GABBY                                   115
IN CAGE                                  36
JETT                                      9
JUST A QUARTER                           16
MOONLIGHT                                 4
OCEAN DRIVE                              12
ROX                                       9
SPIDER WEB                               11
TROPEZ                                    1
YAKA                                      1


PAGE:4

                                                                     EXHIBIT "C"
SAM & LIBBY                                                REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS

                                            AVAIL          OPEN
STYLE DESCRIPTION                           STOCK         FACTORY    FACTORY
                                     (ON HAND INVENTORY)
                                     ----------------------------
                                             1109               0

DIVISION:  JUST LIBBY
SEASON:    FALL 95

CABRA                                         110
DADDYS GIRL                                    52
GABBY                                          31
JONES                                          36
MAX                                            48
MCDOUGAL                                       13
MOCK ME                                       716
MOMMYS GIRL                                    24
PARK                                           11
TWO KOOL                                        7
WRAP                                           22
                                     ----------------------------
                                             1070               0

DIVISION:  JUST LIBBY
SEASON:    SPRING 96

CHAMBER                                        45
CARLYLE                                         9
GOALIE                                       2260
MAXWELL                                        22
SCORE                                        1434
STEFANO                                                        40
SYMPHONY                                       82
                                     ----------------------------
                                             3852              40

DIVISION:  JUST LIBBY
SEASON:    FALL 96

ALTO                                           84
CAROLINE                                                     5272      5272 PF
CARLYLE                                                      4188      4244 LA
CROSBY                                                      10740     11136 PO
KATHY                                                       11520     11520 PF
ROCKET                                                       7004      7004 BF
SABRINA                                                     13340     12668 PF
SCUFFO                                       2244
SANDRINE                                                     4164      4164 PF
STEFANO                                                      8604      8664 LA


PAGE:5

                                                                     EXHIBIT "C"
SAM & LIBBY                                                REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS

                                         AVAIL            OPEN
STYLE DESCRIPTION                        STOCK           FACTORY  FACTORY

                                   (ON HAND INVENTORY)
VERONICA                                   240
WILLIAM                                                      384      516 PO
                                   --------------------------------------
                                          2568             65216    65188
DIVISION:  SAM & LIBBY KIDS
SEASON:    SPRING 94

GOIN OUT                                    36
MISCELLANEOUS                              108
SPOIL ME                                    26
                                   -----------------------------
                                           170                 0

DIVISION:  SAM & LIBBY KIDS
SEASON:    FALL 94

BO PEEP                                     36
BALLET                                     540
DOUBLE CROSS                                 5
DOROTHY                                     15
HO BOW                                      40
LASSO                                        1
SOCK HOP                                    18
                                   -----------------------------
                                           655                 0

DIVISION:  KIDS-SAM & LIBBY
SEASON:    SPRING 95

BO PEEP                                     50
BALLET                                     121               432
DOROTHY                                      6
HEY JUTE                                   210
JELLY FISH                                  30
MARRY ME                                    46
MADONNA                                     65
MERRY POPPINS                              208
STRAP TEASE                                 29
WORKER                                      22
WRAP IT UP                                  18
                                   -----------------------------
                                           805               432

DIVISION:  SAM & LIBBY KIDS
SEASON:    FALL 95

ANNIE                                       33


PAGE:6

                                                                     EXHIBIT "C"
SAM & LIBBY                                                REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS


                                            AVAIL          OPEN
STYLE DESCRIPTION                           STOCK         FACTORY  FACTORY

                                      (ON HAND INVENTORY)
BALLET                                           4
CROSS COUNTRY                                  140
HEY JUTE                                        12
JENNA                                           30
LASSO                                           33
MARRY ME                                        18
MAGGIE                                          36
MISCELLANEOUS                                    9
MAJUTE                                          53
MARY LUG                                       129
MUNK                                            18
PENNY LUG                                      863
PUPPY LUG                                       18
TIME SQUARE                                     18
WORKER                                          32
                                      --------------------------
                                              1446             0

DIVISION:   SAM & LIBBY KIDS
SEASON:     SPRING 96

BEAU-T                                          32
BELLE                                          390
BIRCH                                           18
BALLET                                          80
BARRIE                                          78
HEY JUTE                                       266
HEY JUTE                                      8204
JACKING                                        145
LIL FISH                                        46
MARY LUG                                       550
SKIPPER                                        358
                                      --------------------------
                                             10167             0

DIVISION:   SAM & LIBBY KIDS
SEASON:     FALL 96

ABC                                                        28992     28992 LA
AUDREY                                                      6354      6354 LA
BALLET                                       15932         49284     49284 BC
BALLET TEEN                                                 6192      6192 BC
BUMPER                                                      1800      1800 LA
BUMPER TEEN                                                  960       960 LA
BAND BOX TEEN                                               1920      1920 LA

PAGE:7

                                                                  EXHIBIT "C"
SAM & LIBBY                                             REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS


                                      AVAIL            OPEN
STYLE DESCRIPTION                     STOCK           FACTORY  FACTORY

                                (ON HAND INVENTORY)
BAND BOX                                                12906    12906 LA
BOSS                                     29             53004    53052 LA
BARRIE                                                  13356    13356 LA
BOOTIE BRAND II                                          4812     4812 LA
BOOTIE BRAND                                            13956    13956 LA
COOL CAT TEEN                                             840      840 LA
COOL CAT                                                 1578     1578 LA
CARLYLE TEEN                                              522      522 LA
CARLYLE                                                  9480     9582 LA
CROSS COUNTRY                                            8412     8412 LA
DAISY                                    15             32976    32976 LO
FUNK TEEN                                                3768     3768 LA
FUNK                                                     3750     3750 LA
GO GO II                                                 2808     2808 LA
GO GO                                                    5436     5436 LA
GOING UP TEEN                                            1920     1920 LA
GOING UP                                 91             19530    19530 LA
GROOVE                                   18                        318 LO
HI KICK                                                  7902     7902 LA
JACKIE                                   12
KATRINA                                                  9648     9648 LA
KATRINA II                                              19842    19842 LA
LIL BALLET                              760              1736     1736 BC
MIST                                     18                30       30 LO
MOVE                                     35             20700    20700 LO
MARTINA                                  26              5418     5472 LA
MARY LUG TEEN                                           10998    11010 LA
MARY LUG                                123             87774    87486 LA
OCEAN                                                   16806    16806 LO
OX-LUG TEEN                                              3774     3774 LA
OX-LUG                                                  16554    16590 LA
PENNY LUG                               265             11748    11748 LA
PLAIN PENNY                                              1800     1800 LA
PLAIN PENNYTEEN                                          3228     3228 LA
PUPPY LUG                                                8388     8928 LA
RAVE                                     15             13080    13068 LO
ROSEBUD
SLEEP IN                                                15210    15210 BC
SPUNK                                    27             12168    12240 LA
SWEETHEART MID                           18             12600    12600 LO
THUMPER TEEN                                              720      720 LA
THUMPER                                                  1020     1020 LA
TANGERINE TEEN                                           3774     3774 LA


PAGE:8

                                                                    EXHIBIT "C"
SAM & LIBBY                                               REVISED: 6/26/96
SUMMARY OF INVENTORY AND FACTORY ORDERS


                              AVAIL            OPEN
STYLE DESCRIPTION             STOCK           FACTORY    FACTORY

                        (ON HAND INVENTORY)
TANGERINE                         26            14586       14586 LA
WORKER                                          13620       13620 LA
ZIP LUG                                           468         486 LA
                        -----------------------------------------    ----------
                               17410           598148      599048             0
                                                                0
                        -----------------------------------------
GRAND TOTAL                   220793           776096      778760
                        =========================================

FACTORY LEGEND

BC=BRAHA CHINA           PF=PACIFIC FOOTWEAR
LA=LANE JNTL             BF=BOTAS FOX SA
LO=LEIF J. OSTBERG       PO=CORP PONS    ADJ BY LOUGHAN 6/25/96

PER BOUGHT VS SOLD ANALYSIS REPORT, FACTORY ORDER STATUS @ 6/18/96










PAGE:9

                                   EXHIBIT D
                                   ---------

 (AS UPDATED TO THE CLOSING DATE PURSUANT TO SECTION 9.1(c) OF THIS AGREEMENT)


                              OPEN CUSTOMER ORDERS
                              --------------------

                                 KIDSORDS.XLS
                                                                    EXHIBIT "D"

OPEN ORDER (BY CUSTOMER/STYLE)                         AS OF: June 26, 1996
SAM & LIBBY KIDS
     ACCOUNT         STYLE          PAIRS          $       $ SUB-TTL.
================================================================================
--------------------------------------------------------------------------------
Mercantile        abc                    396       $4.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mercantile        abc                    396       $4.3
--------------------------------------------------------------------------------
                  bootie brand           348       $5.3
--------------------------------------------------------------------------------
                  carlyle                378       $6.7
--------------------------------------------------------------------------------
                  go go                  180       $3.0
--------------------------------------------------------------------------------
                  martina                396       $5.7
--------------------------------------------------------------------------------
                  spunk                  666       $9.7             $34.7
--------------------------------------------------------------------------------
Belk              abc                    144       $1.8
--------------------------------------------------------------------------------
                  audrey                 486       $7.2
--------------------------------------------------------------------------------
                  band box               270       $4.0
--------------------------------------------------------------------------------
                  bootie brand           168       $2.5
--------------------------------------------------------------------------------
                  boss                  4686      $46.4
--------------------------------------------------------------------------------
                  carlyle                 18       $0.3
--------------------------------------------------------------------------------
                  daisy                  360       $5.4
--------------------------------------------------------------------------------
                  go go                   18       $0.3
--------------------------------------------------------------------------------
                  going up              3132      $56.0
--------------------------------------------------------------------------------
                  katrina                 72       $1.1
--------------------------------------------------------------------------------
                  mary lug              4680      $60.3
--------------------------------------------------------------------------------
                  mist                   126       $2.0
--------------------------------------------------------------------------------
                  move                   378       $5.6
--------------------------------------------------------------------------------
                  ocean                   72       $1.1
--------------------------------------------------------------------------------
                  penny lug              126       $1.5
--------------------------------------------------------------------------------
                  puppy lug              792      $11.8
--------------------------------------------------------------------------------
                  rosebud                 18       $0.0
--------------------------------------------------------------------------------
                  sleep in                36       $0.4
--------------------------------------------------------------------------------
                  spunk                   18       $0.3
--------------------------------------------------------------------------------
                  sweetheart mid          18       $0.3            $208.3
--------------------------------------------------------------------------------
Bob's             abc                     24       $0.3
--------------------------------------------------------------------------------
                  bootie brand            24       $0.4
--------------------------------------------------------------------------------
                  boss                  1242      $12.3
--------------------------------------------------------------------------------
                  carlyle                 36       $0.6
--------------------------------------------------------------------------------
                  cross country          840      $14.2
--------------------------------------------------------------------------------
                  daisy                  720      $10.8
--------------------------------------------------------------------------------
                  going up                36       $0.4
--------------------------------------------------------------------------------
                  mary lug              2046      $28.4
--------------------------------------------------------------------------------
                  move                   990      $14.8
--------------------------------------------------------------------------------
                  ox lug                 840      $11.6
--------------------------------------------------------------------------------
                  penny lug              840      $11.6
--------------------------------------------------------------------------------
                  sleep in              2214      $30.7
--------------------------------------------------------------------------------
                  spunk                 2086      $32.5
--------------------------------------------------------------------------------
                  tangerine               36       $0.5            $169.1
--------------------------------------------------------------------------------

                                 KIDSORDS.XLS
                                                                    EXHIBIT "D"

OPEN ORDER (BY CUSTOMER/STYLE)                         AS OF: June 26, 1996
SAM & LIBBY KIDS
     ACCOUNT               STYLE                PAIRS          $     $ SUB-TTL.
================================================================================
--------------------------------------------------------------------------------
Mercantile            abc                        396          $4.3
--------------------------------------------------------------------------------
Famous Footwear       go go II                  2796         $36.3
--------------------------------------------------------------------------------
                      katrina II               10104        $121.2        $157.5
--------------------------------------------------------------------------------
J.C. Penney           abc                      21168        $273.0
--------------------------------------------------------------------------------
                      ballet                   49284        $487.9
--------------------------------------------------------------------------------
                      ballet teen               6192         $61.3
--------------------------------------------------------------------------------
                      band box                  5904         $87.9
--------------------------------------------------------------------------------
                      band box teen             1920         $29.4
--------------------------------------------------------------------------------
                      barrie                   13356        $199.0
--------------------------------------------------------------------------------
                      bootie brand              9108        $135.7
--------------------------------------------------------------------------------
                      carlyle                   1746         $31.2
--------------------------------------------------------------------------------
                      carlyle teen               522          $9.3
--------------------------------------------------------------------------------
                      cross country             6768        $121.1
--------------------------------------------------------------------------------
                      funk teen                 2268         $40.5
--------------------------------------------------------------------------------
                      going up                  5904         $76.1
--------------------------------------------------------------------------------
                      going up teen             1920         $24.7
--------------------------------------------------------------------------------
                      hi kick                   2808         $53.0
--------------------------------------------------------------------------------
                      katrina                   4392         $61.4
--------------------------------------------------------------------------------
                      katrina II                7200        $100.8
--------------------------------------------------------------------------------
                      lil ballet                3472         $34.3
--------------------------------------------------------------------------------
                      mary lug                 18090        $233.3
--------------------------------------------------------------------------------
                      mary lug teen             5898         $76.0
--------------------------------------------------------------------------------
                      ox lug                   11718        $174.6
--------------------------------------------------------------------------------
                      ox lug teen               3774         $56.2
--------------------------------------------------------------------------------
                      plain penny teen          2268         $40.6
--------------------------------------------------------------------------------
                      rave                     13356        $239.0
--------------------------------------------------------------------------------
                      tangerine                11718        $174.6
--------------------------------------------------------------------------------
                      tangerine teen            3774         $56.2      $2,877.1
--------------------------------------------------------------------------------
Kohl's                abc                       3528         $41.9
--------------------------------------------------------------------------------
                      mary lug                  3276         $37.6
--------------------------------------------------------------------------------
                      mary lug teen              900         $10.3
--------------------------------------------------------------------------------
                      move                       420          $5.8
--------------------------------------------------------------------------------
                      ocean                      228          $3.3
--------------------------------------------------------------------------------
                      penny lug                 2376         $27.3
--------------------------------------------------------------------------------
                      rave                       252          $4.0
--------------------------------------------------------------------------------
                      tangerine                 2724         $35.1
--------------------------------------------------------------------------------
                      worker                    8532         $81.0        $246.3
--------------------------------------------------------------------------------
Marshall's            band box                  2430         $24.3
--------------------------------------------------------------------------------
                      bootie brand              4800         $43.2
--------------------------------------------------------------------------------
                      boss                      5400         $45.9
--------------------------------------------------------------------------------
                      daisy                    12492        $145.5
--------------------------------------------------------------------------------
                      katrina II                2484         $24.8
--------------------------------------------------------------------------------

                                    Page 2

                                 KIDSORDS.XLS

                                                                    EXHIBIT "D"

OPEN ORDER (BY CUSTOMER/STYLE)                         AS OF: June 26, 1996
SAM & LIBBY KIDS
     ACCOUNT            STYLE               PAIRS        $           $ SUB-TTL.
================================================================================
--------------------------------------------------------------------------------
Mercantile             abc                     396        $4.3
--------------------------------------------------------------------------------
                       mary lug              14400      $122.4
--------------------------------------------------------------------------------
                       move                   9395      $109.4
--------------------------------------------------------------------------------
                       ocean                  9324      $113.2
--------------------------------------------------------------------------------
                       sweetheart mid.        5994       $69.8          $698.5
--------------------------------------------------------------------------------
Newton Buying Corp.    daisy                  5004       $58.1
--------------------------------------------------------------------------------
                       move         .         3690       $42.8
--------------------------------------------------------------------------------
                       ocean                 11538      $140.1
--------------------------------------------------------------------------------
                       sweetheart mid.        5922       $68.9          $309.9
--------------------------------------------------------------------------------
Parisian               boss                   8400       $79.8
--------------------------------------------------------------------------------
                       carlyle                 846       $15.1
--------------------------------------------------------------------------------
                       penny lug              1512       $19.4          $114.3
--------------------------------------------------------------------------------
Rack Room              band box               3000       $38.7
--------------------------------------------------------------------------------
                       mary lug               3600       $46.4
--------------------------------------------------------------------------------
                       penny lug              2400       $30.9
--------------------------------------------------------------------------------
                       puppy lug              3120       $46.4          $162.4
--------------------------------------------------------------------------------
SCOA                   abc                     252        $3.2
--------------------------------------------------------------------------------
                       bootie brand            192        $2.8
--------------------------------------------------------------------------------
                       boss                   7938       $75.4
--------------------------------------------------------------------------------
                       mary lug                630        $8.1
--------------------------------------------------------------------------------
                       puppy lug               558        $8.3
--------------------------------------------------------------------------------
                       rave                     18        $0.3
--------------------------------------------------------------------------------
                       tangerine               378        $5.6          $103.7
--------------------------------------------------------------------------------
Shoe Show              boss                   6564       $63.4
--------------------------------------------------------------------------------
                       going up               3120       $31.2
--------------------------------------------------------------------------------
                       mist                    552        $8.0
--------------------------------------------------------------------------------
                       sleep in                288        $3.0          $105.6
--------------------------------------------------------------------------------
SRI                    boss                   3600       $35.6
--------------------------------------------------------------------------------
                       carlyle                 864       $15.0
--------------------------------------------------------------------------------
                       daisy                    12        $0.2
--------------------------------------------------------------------------------
                       spunk                  3300       $49.1
--------------------------------------------------------------------------------
                       tangerine              1848       $27.5          $127.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independents           assorted              97668    $1,340.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                                       425485    $5,314.8        $5,314.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Note: numbers in thousands, except pairs.)
source: Order Summary Profit Analysis 06/26/96

                                                                   ORDERS.XLS
--------------------------------------------------------------------------------
OPEN ORDER (BY CUSTOMER/STYLE)                                      EXHIBIT "D"
--------------------------------------------------------------------------------
SAM & LIBBY WOMEN'S                               AS OF: June 25, 1996
--------------------------------------------------------------------------------
    ACCOUNT           STYLE        PAIRS             $          $ SUB-TTL.
================================================================================
--------------------------------------------------------------------------------
Belk               lasso              16160           161.6            161.6
--------------------------------------------------------------------------------
Bloomingdales      caroline             864            19.4
--------------------------------------------------------------------------------
                   kathy                324             7.1             26.5
--------------------------------------------------------------------------------
Bon Ton            lasso               4548            49.7
--------------------------------------------------------------------------------
                   alto                 312             9.3
--------------------------------------------------------------------------------
                   carlyle              960            21.6
--------------------------------------------------------------------------------
                   sabrina             4000            90.0
--------------------------------------------------------------------------------
                   william              312             9.3            179.9
--------------------------------------------------------------------------------
Burdines           kathy               1704            38.3             38.3
--------------------------------------------------------------------------------
Deb Shops          lasso               2700            27.0             27.0
--------------------------------------------------------------------------------
Famous Footwear    serena              2400            40.5             40.5
--------------------------------------------------------------------------------
Filenes            crosby               480            15.3
--------------------------------------------------------------------------------
                   william              480            13.9             29.2
--------------------------------------------------------------------------------
Gadzooks           carlyle             2232            47.4             47.4
--------------------------------------------------------------------------------
Hamricks           ingrid               900            12.5
--------------------------------------------------------------------------------
                   lasso                900             9.8
--------------------------------------------------------------------------------
                   stella               900            12.1
--------------------------------------------------------------------------------
                   svelte               900            12.5             46.9
--------------------------------------------------------------------------------
Houser             abby                 880            11.8
--------------------------------------------------------------------------------
                   sally anne           264             3.5
--------------------------------------------------------------------------------
                   stella               880            11.8              27.1
--------------------------------------------------------------------------------
Kohl's             kathy                648            12.8
--------------------------------------------------------------------------------
                   sandrine             204             3.4
--------------------------------------------------------------------------------
                   serena              3396            57.3
--------------------------------------------------------------------------------
                   stefanie            7608           128.5             202.0
--------------------------------------------------------------------------------
Macy's East        alto                 480            14.3
--------------------------------------------------------------------------------
                   crosby              4835           154.7
--------------------------------------------------------------------------------
                   kathy               6444            71.3
--------------------------------------------------------------------------------
                   rocket                60             1.8
--------------------------------------------------------------------------------
                   william              240             7.0             249.1
--------------------------------------------------------------------------------
Macy's West        crosby              5352           173.9
--------------------------------------------------------------------------------
                   kathy                660            13.0
--------------------------------------------------------------------------------
                   sandrine            3136            70.5
--------------------------------------------------------------------------------
                   stefano              144             3.2             260.6
--------------------------------------------------------------------------------
Mercantile         lasso              20720           223.0             223.0
--------------------------------------------------------------------------------
Peebles            caroline             828            18.6
--------------------------------------------------------------------------------
                   lasso               1608            17.5
--------------------------------------------------------------------------------
                   sabrina             1308            27.6
--------------------------------------------------------------------------------
                   stefano              816            18.3              82.0
--------------------------------------------------------------------------------
QVC                carlyle             1200            27.0
--------------------------------------------------------------------------------
                   caroline            1056            23.7
--------------------------------------------------------------------------------
                   kathy               1344            30.2
--------------------------------------------------------------------------------
                   lasso               7716            84.1
--------------------------------------------------------------------------------
                   rocket               360            14.3
--------------------------------------------------------------------------------
                   sabrina             1080            24.3
--------------------------------------------------------------------------------
                   stefano             1200            27.0             230.6
--------------------------------------------------------------------------------
Rack Room          abby                8200           110.7
--------------------------------------------------------------------------------
                   sally anne          3920            52.9
--------------------------------------------------------------------------------
                   stella              8040           108.5             272.1
--------------------------------------------------------------------------------
Spiegel            stefano             3444            80.0              80.0
--------------------------------------------------------------------------------
SRI                carrie              4560            77.0              77.0
--------------------------------------------------------------------------------
The Bon Marche     alto                 144             4.3
--------------------------------------------------------------------------------
                   crosby                72             2.3
--------------------------------------------------------------------------------
                   rocket               984            30.9
--------------------------------------------------------------------------------
                   william               72             2.1              39.6
--------------------------------------------------------------------------------
Independents       assorted           22473           274.1             274.1
--------------------------------------------------------------------------------

================================================================================
TOTAL                                167452         2,614.5           2,614.5
================================================================================

(Note: numbers in thousands, except pairs.)
source: Order Summary Profit Analysis 06/25/96

                                   EXHIBIT E
                                   ---------


                           NON-COMPETITION AGREEMENT
                           -------------------------

     This NON-COMPETITION AGREEMENT (this "Agreement") is made and entered into as of this ____ day of ____________, 1996 between SAMUEL L. EDELMAN ("Shareholder") and MAXWELL SHOE COMPANY INC., a Delaware corporation ("Buyer").

                                    RECITALS
                                    --------

     A. On July 2, 1996, Sam & Libby, Inc., a California corporation ("Seller"), Buyer, Louise B. Edelman, Stuart L. Kreisler and Shareholder entered into a Trademark and Intellectual Property Rights Purchase and Sale Agreement (the "Purchase Agreement") whereby Buyer agreed, among other things, to purchase from Seller the Trademarks (as defined in the Purchase Agreement) of Seller.

     B. This Agreement is the Non-Competition Agreement referred to in Section 11.2(g) of the Purchase Agreement, and, pursuant thereto, must be entered into by the parties hereto as a condition to the consummation of the transactions contemplated by the Purchase Agreement. The execution and performance of this Agreement is substantial inducement to Buyer to enter into and consummate the transactions contemplated by the Purchase Agreement.

     C. Seller, in connection with the Purchase Agreement, shall receive payment as consideration for the covenants contained herein and Shareholder is willing to refrain from competing with Buyer as provided herein.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto covenant and agree as follows:

     All Capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

     1.  Covenant Not to Compete.
         -----------------------

               (a) Without the prior written consent of Buyer and except as contemplated by Section 9.1(a) of the Purchase Agreement, Shareholder will not, directly or indirectly (whether through any partnership of which Shareholder is a member, through any trust in which Shareholder is a beneficiary or trustee, or through a corporation or other association in which Shareholder has any interest, legal or equitable, or in any other capacity whatsoever), actively participate in any branded footwear business competitive with Buyer's business, as described in Buyer's Form 10-K for the fiscal year ended October 31, 1995, including, without limitation, any business of the type or types conducted by Seller at any time during the two-year period preceding the date hereof or under development by Seller on the date hereof in any county or any other political subdivision of any state of the United States of America or of any other country in the world listed in Schedule 1 hereto, which list includes all jurisdictions where Seller conducted any branded footwear business at any time during the two-year period preceding the date hereof, except that Shareholder may purchase up to 5% of the capital stock of a publicly held company. This covenant not to compete shall extend for a period from the date hereof through December 31, 1996.

               (b) Except as contemplated by Section 9.1(a) of the Purchase Agreement, Shareholder agrees not to utilize or display in any way either of the names "Sam Edelman" or "Libby Edelman," or any names similar to such names, appearing in or on any footwear product or apparel product for three years from July 25, 1996.

               (c) Any provision of this Agreement which is invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. The parties hereto agree that the duration and area for which the covenant not to compete set forth in this Agreement is to be effective are reasonable. In the event that any court determines that the time period or the area, or both of them, are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable.

     2.  Remedies.   In the event of any breach by Shareholder of any covenant
         --------
or other provision contained herein, Buyer shall be entitled to recover from Shareholder, in addition to monetary damages as set forth below, specific performance and injunctive relief, in addition to any other remedies available to Buyer at law or equity. Shareholder recognizes and agrees that the violation of the provisions of this Agreement cannot be reasonably or adequately compensated in damages and that, in addition to any other relief to which Buyer may be entitled by reason of such violation, it shall also be entitled to permanent and temporary injunctive and equitable relief. In the event of any breach by Shareholder of any covenant or other provision contained herein, Buyer shall be entitled to recover from Shareholder, with respect to any monetary damages, any and all costs and expenses actually expended (including, without limitation, any reasonable attorneys' fees and such other reasonable and necessary costs and expenses), excluding any and all incidental and/or consequential damages of any nature, together with interest on cash disbursements in connection therewith, at an annual rate equal to the Prime Rate (as defined in the Purchase Agreement) then in effect, from the date that such cash disbursements were made by Buyer or any of its Affiliated Parties (as defined in the Purchase Agreement), until paid by Shareholder, incurred by Buyer or its respective Affiliated Parties, arising out of all claims, losses, damages, liabilities, penalties and interest, excluding any and all incidental and/or consequential damages of any nature.

     No claim, demand, suit or cause of action shall be brought against Shareholder under this

Section 2 and under the Purchase Agreement exceeds $50,000, in which event Buyer shall be entitled to monetary damages from Shareholder for all claims hereunder relating back to the first dollar, provided, however, that Shareholder's aggregate liability shall in no event exceed the Purchase Price (as defined in the Purchase Agreement), and provided, further, however, that (a) any sums paid to Buyer under Section 12.1 and/or 12.2 of the Purchase Agreement by Seller and/or any one or more Shareholders in any capacity, as the case may be, shall be applied to reduce the maximum liability under this Section 2 and
(b) any sums paid to Buyer under this Agreement shall be applied to reduce the maximum amount of liability of Seller and/or any one or more Shareholders in any capacity, as the case may be, under Section 12.1 and/or 12.2 of the Purchase Agreement, so that the maximum amount which shall be paid to Buyer from Seller and all Shareholders in any capacity and pursuant to the Purchase Agreement and all Non-Competition Agreements shall not exceed Five Million Five Hundred Thousand Dollars ($5,500,000).

     3.  Miscellaneous.
         -------------

         3.1    Notices.  All notices, requests, demands and other
                -------
communications hereunder shall be in writing and shall be deemed given on the next business day if delivered personally or by telecopier (with a confirming copy sent via Federal Express or other international courier) to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

     If to Buyer:                Maxwell Shoe Company Inc.
                                 101 Sprague Street
                                 Hyde Park (Boston), Massachusetts 02136
                                 Attention:  Mark J. Cocozza, President
                                 Facsimile:  (617) 364-9058
                                 Telephone:  (617) 333-4028

     With a concurrent copy to:  Gibson, Dunn & Crutcher LLP
                                 333 South Grand Avenue
                                 Los Angeles, California  90071
                                 Attention:  Jonathan K. Layne, Esq.
                                 Facsimile:  (213) 229-7520
                                 Telephone:  (213) 229-7141


     If to Shareholder:          Samuel L. Edelman
                                 212 Mount Holly Road
                                 Katonah, New York  10536
                                 Facsimile:  (914) 232-7901
                                 Telephone:  (914) 232-6690

       With a concurrent copy to:  Kaufmann, Feiner, Yamin, Gildin & Robbins LLP
                                   777 3rd Avenue, 24th Floor
                                   New York, New York  10017
                                   Attention:  Michael Yamin, Esq.
                                   Facsimile:  (212) 755-3174
                                   Telephone:  (212) 755-3100

                                   and

                                   Wilson, Sonsini, Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, California  94304
                                   Attention:  Steven L. Berson, Esq.
                                   Facsimile:  (415) 493-6811
                                   Telephone:  (415) 493-9300

         3.2    Assignability and Parties in Interest.  This Agreement shall not
                -------------------------------------
be assignable by either of the parties hereto except that Buyer may assign its rights hereunder to, and have its obligations hereunder assumed by, a wholly-owned subsidiary of Buyer without releasing Buyer. This Agreement shall inure to the benefit of and be binding upon Buyer and Shareholder and their respective permitted successors and assigns.

         3.3   Governing Law.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of New York.

         3.4   Counterparts; Fax.  This Agreement may be executed by fax and
               -----------------
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

         3.5   Complete Agreement.  Except for the Purchase Agreement and the
               ------------------
documents delivered or to be delivered pursuant to the Purchase Agreement, this Agreement contains or will contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

         3.6   Termination.  Anything herein to the contrary notwithstanding,
               -----------
this Agreement may be terminated by mutual written consent of Buyer and Shareholder at any time.

         3.7   Modifications, Amendments and Waivers.  None of the terms or
               -------------------------------------
provisions of this Agreement may be modified, amended or waived, except by a written instrument executed by the parties.

         3.8   Interpretation.  The headings contained in this Agreement are
               --------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                  BUYER:              MAXWELL SHOE COMPANY INC.
                  -----

                                      By:
                                         --------------------------------
                                      Name:   Mark J. Cocozza
                                      Title:  President and Chief Operating
                                              Officer


                  SHAREHOLDER:
                  ------------        -----------------------------------
                                               Samuel L. Edelman

                                  SCHEDULE 6.3
                                  ------------


                          A.   LIENS ON THE TRADEMARKS
                          ----------------------------

           B.   RESTRICTIONS ON SELLER'S RIGHT TO USE THE TRADEMARKS
           ---------------------------------------------------------

                          A.  LIENS ON THE TRADEMARKS

    STATE/COUNTY                     FILE NUMBER           SECURED PARTY                       STATUS
    ------------                     -----------           -------------                       ------
 1  California                       9515960735            BNY Financial Corporation           Filed 6/6/95; Active

 2  California                       94043728              BNY Financial Corporation           Filed 3/10/94; Active

 3  California                       94043729              BNY Financial Corporation           Filed 3/10/94; Active

 4  New York (state)                 046013                BNY Financial Corporation           Filed 3/10/94; Active

 5  New York (state)                 107989                BNY Financial Corporation           Filed 5/26/95; Active

 6  New York County                  95PN27440             BNY Financial Corporation           Filed 6/25/95; Active

 7  New York County                  94PN11279             BNY Financial Corporation           Filed 3/9/94; Active

 8  Pennsylvania                     24391740              BNY Financial Corporation           Filed 6/20/95; Active

 9  Pennsylvania                     22901743              BNY Financial Corporation           Filed 3/10/94; Active

10  Dauphin County, Pennsylvania     436                   BNY Financial Corporation           Filed 3/18/94; Active





           B.  RESTRICTIONS ON SELLER'S RIGHT TO USE THE TRADEMARKS

           Seller does not have the right to use the name "Sam & Libby" as a trademark in Canada.